           As filed with the Securities and Exchange Commission on April 6, 2011

                                            1933 Act Registration No. 333-141755

                                            1940 Act Registration No. 811-07785
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 5 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 31 /X/

               Lincoln Life & Annuity Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                           Jeffrey V. Gery, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2011, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441

This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we will pay the beneficiary or plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth Portfolio**

     AllianceBernstein VPS Growth and Income Portfolio
American Century Variable Portfolios (Class I):

     Balanced Fund**

     Inflation Protection Fund
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class I):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)


Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series
Dreyfus Variable Investment Fund (Initial Class):

     Dreyfus Opportunistic Small Cap Portfolio**
     Dreyfus Stock Index Fund, Inc.**

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP

     DWS Small Cap Index VIP**

DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):

     Fidelity (Reg. TM) Asset Manager Portfolio**

     Fidelity (Reg. TM) Equity-Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):

     Janus Aspen Worldwide Portfolio**

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Foundation Conservative Allocation Fund
     LVIP Delaware Foundation Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshrie 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP 2050 Profile Fund*
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


Neuberger Berman Advisers Management Trust (I Class):

     Mid-Cap Growth Portfolio**
     Partners Portfolio**

T. Rowe Price International Series, Inc.

     T. Rowe Price International Stock Portfolio**

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

** It is currently anticipated that during the third quarter of 2011, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                                         Page
Special Terms                                                                 4
Expense Tables                                                                5
Summary of Common Questions                                                   6
Lincoln Life & Annuity Company of New York                                    7
Fixed Side of the Contract                                                    8
Variable Annuity Account (VAA)                                                9
Investments of the VAA                                                        9
Charges and Other Deductions                                                 13
The Contracts                                                                16
 Purchase of the Contracts                                                   16
 Transfers On or Before the Annuity Commencement Date                        18
 Death Benefit Before the Annuity Commencement Date                          20
 Withdrawals                                                                 21
 Annuity Payouts                                                             23
Distribution of the Contracts                                                24
Federal Tax Matters                                                          26
Additional Information                                                       29
 Voting Rights                                                               29
 Return Privilege                                                            29
 Other Information                                                           29
 Legal Proceedings                                                           29
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York Variable Annuity Account L    31
Appendix A - Condensed Financial Information                                 A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

FINRA - Financial Industry Regulatory Authority.

Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY).

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.94%        0.29%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        1.44%        0.29%

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $  904   $ 1,725   $ 2,563   $ 4,291
     GVA II   1,004     1,826     2,664     4,505
    GVA III     400     1,212     2,041     4,189


2) If you do not surrender your contract at the end of the applicable time period:




             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 399    $ 1,209   $ 2,037   $ 4,181
     GVA II    398      1,207     2,032     4,172
    GVA III    400      1,212     2,041     4,189


The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payouts.


What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose or a time as required by law.


We apply a charge to the daily net asset value of the VAA and those charges are:



Mortality and expense risk charge:   1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate his or her fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revnue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.


Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return Privilege.


Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340 , Fort Wayne, IN 46801-2340, or call 1-800-341-0441 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.


ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.


Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Investments of the VAA

The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.



Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Funds, Delaware, Fidelity and Lincoln Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


We currently anticipate closing and replacing the following funds during the third quarter of 2011:
oAllianceBernstein VPS Growth Portfolio (Class B) with AllianceBernstein VPS Growth and Income Portfolio (Class B);
oAmerican Century VP Balanced Fund (Class 1) with LVIP SSgA Bond Index Fund (Standard Class);
oDreyfus VIF Opportunistic Small-Cap Portfolio (Initial Class) with LVIP SSgA Small Cap Index (Standard Class);
oDreyfus Stock Index Fund, Inc. (Initial Class) with LVIP SSgA S&P 500 Index Fund (Standard Class);
oDWS Small-Cap Index VIP (Class A) with LVIP SSgA Small-Cap Index Fund (Standard Class);
oFidelity VIP Asset Manager Portfolio (Initial Class) with LVIP SSgA Bond Index Fund (Standard Class);
oJanus Aspen Series Worldwide Portfolio (Institutional Class) with LVIP SSgA S&P 500 Index Fund (Standard Class);
oNeuberger Berman AMT Partners Portfolio (I Class) with LVIP SSgA S&P 500 Index Fund (Class B);
oNeuberger Berman Mid-Cap Growth Portfolio (I Class) with LVIP SSgA Small-Cap Index Fund (Standard Class);
oT. Rowe Price International Stock Portfolio with LVIP Mondrian International Value Fund (Standard Class);


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio: Long-term growth of capital.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.



American Century Variable Products, advised by American Century Investment
    Management, Inc.


  o Balanced Fund: Long-term capital growth & current income.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

  o Inflation Protection Fund: Long-term total return.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth.

  o Growth Fund: Long-term growth.

  o Growth-Income Fund: Long-term growth and income.

  o International Fund: Long-term growth.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC.


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o High Yield Series: Total return and secondarily high current income.

  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)



Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


  o Opportunistic Small Cap Portfolio: Capital growth.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

  o Stock Index Fund, Inc.: Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
    (Sub-advised by Mellon Capital Management Corporation)
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     (Sub-advised by Northern Trust Investments, Inc.)

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.



DWS Variable Series II, advised by Deutsche Asset management, Inc. and subadvised by RREEF America, L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.


  o Asset Manager Portfolio: High total return.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.

  o Growth Portfolio: Capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC


  o Worldwide Portfolio: Long-term growth.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund: Current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Delaware Foundation Aggressive Allocation Fund: Long-term capital growth

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation Conservative Allocation Fund: Current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Moderate Allocation Fund: Capital appreciation with current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Willshire Aggressive Profile Fund)

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP 2050 Profile Fund: Total return; a fund of funds.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman LLC.


  o Mid-Cap Growth Portfolio: Capital appreciation.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

  o Partners Portfolio: Capital appreciation.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


  o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the third quarter of 2011, we will close and replace this investment option.

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested.

No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:




                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-5......................   5%      6%         6%
  6........................   5%      3%         6%
  7........................   4%      3%         6%
  8........................   3%      3%         6%
  9........................   2%      3%         6%
  10.......................   1%      3%         6%
  11-15....................   0%      1%         6%
  16.......................   0%      0%         6%



* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on acount balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:

                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
  1...........................            20%
  2...........................            25%
  3...........................         33.33%
  4...........................            50%
  5...........................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



           Standard conditions
           -------------------------------------------------------------------
GVA I      o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
GVA I      o the participant has separated from service with their employer and is at least 55 years of age
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age






* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received in good order in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request received in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.


Dollar-cost averaging allows you to transfer a designated amount from certain subaccounts, or the fixed side of the contract, into one or more subaccounts on a monthly basis for 1, 2 or 3 years.


The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.


Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal

Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.


If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.



Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to

$10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.



Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.

Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the Statement of Additional Information (SAI).


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III










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Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


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Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).



             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global Thematic Growth
2000  .         10.000        7.093           21
2001  .          7.093        5.235          110
2002  .          5.235        3.016          146
2003  .          3.016        4.294          337
2004  .          4.294        4.467          282
2005  .          4.467        4.584          307
2006  .          4.584        4.919          282
2007  .          4.919        5.839          361
2008  .          5.839        3.037          404
2009  .          3.037        4.604          427
2010  .          4.604        5.405          349
---------       ------        -----          ---
AllianceBernstein VPS Growth
2000  .         10.000        8.741            2
2001  .          8.741        6.607           13
2002  .          6.607        4.692           28
2003  .          4.692        6.258           66
2004  .          6.258        7.096          104
2005  .          7.096        7.842           85
2006  .          7.842        7.668           89
2007  .          7.668        8.553          102
2008  .          8.553        4.861           85
2009  .          4.861        6.394           86
2010  .          6.394        7.267           99
---------       ------        -----          ---
AllianceBernstein VPS Growth and Income
2004  .         10.317       11.133            5
2005  .         11.133       11.529           18
2006  .         11.529       13.352           25
2007  .         13.352       13.862           34
2008  .         13.862        8.138           48
2009  .          8.138        9.696           42
2010  .          9.696       10.829           55
---------       ------       ------          ---
American Century VP Balanced Fund
2000  .         23.168       22.330          495
2001  .         22.330       21.323          481
2002  .         21.323       19.093          454
2003  .         19.093       22.582          465
2004  .         22.582       24.544          483
2005  .         24.544       25.499          453
2006  .         25.499       27.673          419
2007  .         27.673       28.750          383
2008  .         28.750       22.677          353
2009  .         22.677       25.927          330
2010  .         25.927       28.656          325
---------       ------       ------          ---
American Century VP Inflation Protection
2009  .         10.378       10.612            3
2010  .         10.612       11.070           11
---------       ------       ------          ---
American Funds Global Growth Fund
2004  .         10.215       11.311           11
2005  .         11.311       12.774           44
2006  .         12.774       15.230          111
2007  .         15.230       17.318          180
2008  .         17.318       10.564          193
2009  .         10.564       14.883          199
2010  .         14.883       16.465          194
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds Growth Fund
2000  .         10.000        8.991            44
2001  .          8.991        7.285           288
2002  .          7.285        5.449           415
2003  .          5.449        7.380           693
2004  .          7.380        8.220           849
2005  .          8.220        9.456         1,000
2006  .          9.456       10.318         1,236
2007  .         10.318       11.477         1,334
2008  .         11.477        6.367         1,422
2009  .          6.367        8.787         1,402
2010  .          8.787       10.325         1,444
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .         10.000       10.978            31
2005  .         10.978       11.502            96
2006  .         11.502       13.119           191
2007  .         13.119       13.644           300
2008  .         13.644        8.395           309
2009  .          8.395       10.908           353
2010  .         10.908       12.034           383
---------       ------       ------         -----
American Funds International Fund
2000  .         10.000        8.582             3
2001  .          8.582        6.807            27
2002  .          6.807        5.739            50
2003  .          5.739        7.662            97
2004  .          7.662        9.051           190
2005  .          9.051       10.888           336
2006  .         10.888       12.825           443
2007  .         12.825       15.240           533
2008  .         15.240        8.733           537
2009  .          8.733       12.370           511
2010  .         12.370       13.132           505
---------       ------       ------         -----
Blackrock Global Allocation VI
2009  .         10.985       11.400             3
2010  .         11.400       12.421            11
---------       ------       ------         -----
Delaware VIP (Reg. TM) Diversified Income Series
2004  .         10.208       10.935             7
2005  .         10.935       10.778            25
2006  .         10.778       11.516            33
2007  .         11.516       12.271            59
2008  .         12.271       11.597            83
2009  .         11.597       14.577           102
2010  .         14.577       15.595           111
---------       ------       ------         -----
Delaware VIP (Reg. TM) High Yield Series
2005  .         10.114       10.273             7
2006  .         10.273       11.437            20
2007  .         11.437       11.640            48
2008  .         11.640        8.738            49
2009  .          8.738       12.888            86
2010  .         12.888       14.715            98
---------       ------       ------         -----
Delaware VIP (Reg. TM) REIT Series
2000  .         10.000       10.568            32
2001  .         10.568       11.371            74
2002  .         11.371       11.750           222
2003  .         11.750       15.557           278
2004  .         15.557       20.191           425
2005  .         20.191       21.361           365
2006  .         21.361       27.984           428
2007  .         27.984       23.777           334
2008  .         23.777       15.234           296
2009  .         15.234       18.588           296
2010  .         18.588       23.299           322
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2004  .         10.306       12.117            48
2005  .         12.117       13.094           155
2006  .         13.094       15.023           224
2007  .         15.023       13.856           194
2008  .         13.856        9.593           216
2009  .          9.593       12.496           221
2010  .         12.496       16.320           258
---------       ------       ------           ---
Delaware VIP (Reg. TM) Smid Cap Growth(4)
2000  .         10.000        7.781            10
2001  .          7.781        6.513            31
2002  .          6.513        5.154            45
2003  .          5.154        6.879            74
2004  .          6.879        7.649           122
2005  .          7.649        7.998           116
2006  .          7.998        8.499           139
2007  .          8.499        9.295           146
2008  .          9.295        4.890           125
2009  .          4.890        7.474           119
2010  .          8.929       10.114           152
---------       ------       ------           ---
Dreyfus Opportunistic Small Cap
2000  .         20.552       23.056         1,182
2001  .         23.056       21.430         1,146
2002  .         21.430       17.159         1,081
2003  .         17.159       22.372         1,106
2004  .         22.372       24.662         1,061
2005  .         24.662       25.832           943
2006  .         25.832       26.540           800
2007  .         26.540       23.370           689
2008  .         23.370       14.439           634
2009  .         14.439       18.017           586
2010  .         18.017       23.395           570
---------       ------       ------         -----
Dreyfus Stock Index Fund
2000  .         45.208       40.605         1,215
2001  .         40.605       35.304         1,196
2002  .         35.304       27.136         1,124
2003  .         27.136       34.487         1,167
2004  .         34.487       37.777         1,154
2005  .         37.777       39.156         1,062
2006  .         39.156       44.774           928
2007  .         44.774       46.658           857
2008  .         46.658       29.036           780
2009  .         29.036       36.318           719
2010  .         36.318       41.292           681
---------       ------       ------         -----
DWS VIP Alternative Asset Allocation Plus
2009  .          9.796       11.246             2
2010  .         11.246       12.522             6
---------       ------       ------         -----
DWS VIP Equity 500 Index
2004  .         10.199       11.100            21
2005  .         11.100       11.503            81
2006  .         11.503       13.156           137
2007  .         13.156       13.715           116
2008  .         13.715        8.534           134
2009  .          8.534       10.673           147
2010  .         10.673       12.121           165
---------       ------       ------         -----
DWS VIP Small Cap Index
2004  .         10.289       11.788            19
2005  .         11.788       12.168            27
2006  .         12.168       14.155            76
2007  .         14.155       13.748            90
2008  .         13.748        8.966           101
2009  .          8.966       11.236           104
2010  .         11.236       14.060           111
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Fidelity (Reg. TM) VIP Money Market Portfolio (Pending
Allocation Account)
2000  .         13.191       14.023            5
2001  .         14.023       14.608            4
2002  .         14.608       14.857            1(1)
2003  .         14.857       15.005            1(1)
2004  .         15.005       15.186            1(1)
2005  .         15.186       15.647            1(1)
2006  .         15.647       16.411            1(1)
2007  .         16.411       17.266            9
2008  .         17.266       17.788            1(1)
2009  .         17.788       17.916            1(1)
2010  .         17.916       17.959            4
---------       ------       ------            ---
Fidelity (Reg. TM) VIP Asset Manager Portfolio
2000  .         25.787       24.527         1,367
2001  .         24.527       23.289         1,319
2002  .         23.289       21.045         1,221
2003  .         21.045       24.581         1,193
2004  .         24.581       25.668         1,137
2005  .         25.668       26.440         1,040
2006  .         26.440       28.092          935
2007  .         28.092       32.125          847
2008  .         32.125       22.671          774
2009  .         22.671       28.980          697
2010  .         28.980       32.785          692
---------       ------       ------         ------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2000  .         10.000        9.412            6
2001  .          9.412        8.157           30
2002  .          8.157        7.300           86
2003  .          7.300        9.265          187
2004  .          9.265       10.564          220
2005  .         10.564       12.199          470
2006  .         12.199       13.459          583
2007  .         13.459       15.630          604
2008  .         15.630        8.868          640
2009  .          8.868       11.894          662
2010  .         11.894       13.769          712
---------       ------       ------         ------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2000  .         23.252       24.958         1,071
2001  .         24.958       23.485         1,101
2002  .         23.485       19.311         1,058
2003  .         19.311       24.917         1,102
2004  .         24.917       27.514         1,096
2005  .         27.514       28.838          991
2006  .         28.838       34.316          963
2007  .         34.316       34.495          949
2008  .         34.495       19.584          870
2009  .         19.584       25.247          822
2010  .         25.247       28.782          798
---------       ------       ------         ------
Fidelity (Reg. TM) VIP Growth Portfolio
2000  .         53.234       46.917         2,341
2001  .         46.917       38.252         2,183
2002  .         38.252       26.470         1,946
2003  .         26.470       34.815         1,952
2004  .         34.815       35.633         1,817
2005  .         35.633       37.324         1,567
2006  .         37.324       39.484         1,361
2007  .         39.484       49.632         1,253
2008  .         49.632       25.960         1,129
2009  .         25.960       32.972         1,058
2010  .         32.972       40.536         1,025
---------       ------       ------         ------

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Janus Aspen Series Worldwide
2000  .         20.385       17.020         844
2001  .         17.020       13.070         847
2002  .         13.070        9.640         798
2003  .          9.640       11.833         819
2004  .         11.833       12.276         782
2005  .         12.276       12.866         678
2006  .         12.866       15.057         587
2007  .         15.057       16.342         561
2008  .         16.342        8.954         519
2009  .          8.954       12.206         507
2010  .         12.206       13.999         489
---------       ------       ------         ---
LVIP Baron Growth Opportunities(2)
2000  .         17.775       17.131         231
2001  .         17.131       19.053         320
2002  .         19.053       16.185         380
2003  .         16.185       20.834         374
2004  .         20.834       25.915         456
2005  .         25.915       26.520         405
2006  .         26.520       30.332         388
2007  .         30.332       31.057         393
2008  .         31.057       18.714         356
2009  .         18.714       25.629         361
2010  .         25.629       32.069         358
---------       ------       ------         ---
LVIP Cohen & Steers Global Real Estate
2007  .          9.805        8.265           3
2008  .          8.265        4.743           5
2009  .          4.743        6.472           7
2010  .          6.472        7.559          15
---------       ------       ------         ---
LVIP Delaware Bond
2004  .         10.014       10.551          44
2005  .         10.551       10.722         100
2006  .         10.722       11.115         123
2007  .         11.115       11.604         148
2008  .         11.604       11.153         219
2009  .         11.153       13.129         215
2010  .         13.129       14.101         225
---------       ------       ------         ---
LVIP Delaware Foundation Aggressive Allocation
2009  .         11.463       11.989           1(1)
2010  .         11.989       13.348           1(1)
---------       ------       ------         -----
LVIP Delaware Foundation Conservative Allocation(3)
2004  .         10.099       11.013           6
2005  .         11.013       11.397          13
2006  .         11.397       12.476          15
2007  .         12.476       12.918          31
2008  .         12.918        9.342          35
2009  .          9.342       11.362          33
2010  .         11.362       12.422          35
---------       ------       ------         -----
LVIP Delaware Foundation Moderate Allocation
2009  .         10.066       11.800           1(1)
2010  .         11.800       12.970           1(1)
---------       ------       ------         -----
LVIP Delaware Growth and Income
2000  .         10.000        9.050           8
2001  .          9.050        7.954          44
2002  .          7.954        6.138          91
2003  .          6.138        7.883         170
2004  .          7.883        8.741         230
2005  .          8.741        9.133         329
2006  .          9.133       10.160         263
2007  .         10.160       10.675         302
2008  .         10.675        6.788         281
2009  .          6.788        8.379         260
2010  .          8.379        9.369         276
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Delaware Social Awareness
2000  .         14.618       13.267         233
2001  .         13.267       11.884         244
2002  .         11.884        9.163         238
2003  .          9.163       11.963         254
2004  .         11.963       13.348         263
2005  .         13.348       14.805         273
2006  .         14.805       16.462         253
2007  .         16.462       16.781         253
2008  .         16.781       10.897         260
2009  .         10.897       14.025         251
2010  .         14.025       15.492         249
---------       ------       ------         ---
LVIP Global Income
2009  .         10.520       10.867           4
2010  .         10.867       11.800           7
---------       ------       ------         ---
LVIP Janus Capital Appreciation
2000  .         10.000        8.243          10
2001  .          8.243        6.048          49
2002  .          6.048        4.374          81
2003  .          4.374        5.736         112
2004  .          5.736        5.978         141
2005  .          5.978        6.168         155
2006  .          6.168        6.697         151
2007  .          6.697        7.984         174
2008  .          7.984        4.678         172
2009  .          4.678        6.415         179
2010  .          6.415        7.072         180
---------       ------       ------         ---
LVIP Mondrian International Value
2004  .         10.591       12.255          15
2005  .         12.255       13.655          68
2006  .         13.655       17.575         211
2007  .         17.575       19.399         270
2008  .         19.399       12.166         216
2009  .         12.166       14.603         211
2010  .         14.603       14.814         203
---------       ------       ------         ---
LVIP SSgA Bond Index
2009  .         10.031       10.385          16
2010  .         10.385       10.895          16
---------       ------       ------         ---
LVIP SSgA Emerging Markets 100
2009  .         10.028       13.640          12
2010  .         13.640       17.255          36
---------       ------       ------         ---
LVIP SSgA Global Tactical Allocation(5)
2005  .         10.018       10.939           4
2006  .         10.939       12.622          25
2007  .         12.622       13.872          62
2008  .         13.872        8.177          74
2009  .          8.177       10.589          93
2010  .         10.589       11.400          82
---------       ------       ------         ---
LVIP SSgA International Index
2009  .         11.184       12.116           1(1)
2010  .         12.116       12.841           2
---------       ------       ------         -----
LVIP T. Rowe Price Structured Mid-Cap Growth
2000  .         17.563       16.920         968
2001  .         16.920       11.175         908
2002  .         11.175        7.720         882
2003  .          7.720       10.137         943
2004  .         10.137       11.407         947
2005  .         11.407       12.402         897
2006  .         12.402       13.417         776
2007  .         13.417       15.089         706
2008  .         15.089        8.548         650
2009  .          8.548       12.385         633
2010  .         12.385       15.741         628
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Wilshire 2010 Profile
2007  .          9.946       10.493           1(1)
2008  .         10.493        7.904           9
2009  .          7.904        9.735          11
2010  .          9.735       10.744          12
---------       ------       ------          ----
LVIP Wilshire 2020 Profile
2007  .          9.937       10.338           4
2008  .         10.338        7.483          16
2009  .          7.483        9.309          35
2010  .          9.309       10.325          52
---------       ------       ------          ----
LVIP Wilshire 2030 Profile
2007  .          9.967       10.444           1(1)
2008  .         10.444        7.157          12
2009  .          7.157        9.067          25
2010  .          9.067       10.103          38
---------       ------       ------          ----
LVIP Wilshire 2040 Profile
2007  .          9.975       10.269           1(1)
2008  .         10.269        6.553           7
2009  .          6.553        8.496          15
2010  .          8.496        9.561          32
---------       ------       ------          ----
LVIP Wilshire Conservative Profile
2005  .         10.039       10.304           1(1)
2006  .         10.304       11.155           4
2007  .         11.155       11.902          14
2008  .         11.902        9.611          23
2009  .          9.611       11.880          29
2010  .         11.880       12.997          48
---------       ------       ------          ----
LVIP Wilshire Moderate Profile
2005  .         10.087       10.524          13
2006  .         10.524       11.673          32
2007  .         11.673       12.628          90
2008  .         12.628        9.175         101
2009  .          9.175       11.631         135
2010  .         11.631       12.892         138
---------       ------       ------         -----
LVIP Wilshire Moderately Aggressive Profile
2005  .         10.010       10.701          73
2006  .         10.701       12.092         150
2007  .         12.092       13.147         248
2008  .         13.147        8.666         215
2009  .          8.666       11.070         235
2010  .         11.070       12.354         244
---------       ------       ------         -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2000  .         10.000        7.674          13
2001  .          7.674        5.725          26
2002  .          5.725        4.005          45
2003  .          4.005        5.079          98
2004  .          5.079        5.848         103
2005  .          5.848        6.585         218
2006  .          6.585        7.478         303
2007  .          7.478        9.071         566
2008  .          9.071        5.086         501
2009  .          5.086        6.627         535
2010  .          6.627        8.470         585
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Neuberger Berman AMT Partners Portfolio
2000  .         12.609       12.571           97
2001  .         12.571       12.094          165
2002  .         12.094        9.083          212
2003  .          9.083       12.148          270
2004  .         12.148       14.309          329
2005  .         14.309       16.723          387
2006  .         16.723       18.583          325
2007  .         18.583       20.116          314
2008  .         20.116        9.481          304
2009  .          9.481       14.651          285
2010  .         14.651       16.777          268
---------       ------       ------          ---
T. Rowe Price International Stock Portfolio
2000  .         18.931       15.400          533
2001  .         15.400       11.859          521
2002  .         11.859        9.594          508
2003  .          9.594       12.397          600
2004  .         12.397       13.965          531
2005  .         13.965       16.043          487
2006  .         16.043       18.915          461
2007  .         18.915       21.168          449
2008  .         21.168       10.750          420
2009  .         10.750       16.219          400
2010  .         16.219       18.379          406
---------       ------       ------          ---


(1) All numbers less than 500 were rounded up to one.

(2) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(3) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.


(4) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(5) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2011. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as the Principal Underwriter, paid $2,346,148, $2,084,813 and $2,216,145 to LFN and Selling Firms in 2008, 2009, and 2010 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.


Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2010 and 2009, and the related statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                     /s/ Ernst & Young LLP

                                     Philadelphia, Pennsylvania
                                     April 1, 2011

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                  AS OF DECEMBER 31,
                                                                                ---------------------
                                                                                  2010       2009
                                                                                ------- -------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $6,429; 2009 -- $6,229) $ 6,659    $ 6,180
     Equity securities (cost: 2010 and 2009 -- $2)                                    3          2
  Mortgage loans on real estate                                                     225        228
  Policy loans                                                                      431        442
  Other investments                                                                   1          2
                                                                                ------- -------------
        Total investments                                                         7,319      6,854
Cash and invested cash                                                               48         65
Deferred acquisition costs and value of business acquired                           731        856
Premiums and fees receivable                                                          5          5
Accrued investment income                                                            93         92
Reinsurance recoverables                                                            503        502
Goodwill                                                                            162        162
Other assets                                                                        115        105
Separate account assets                                                           2,660      2,263
                                                                                ------- -------------
        Total assets                                                            $11,636    $10,904
                                                                                ======= =============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                        $ 1,523    $ 1,537
Other contract holder funds                                                       5,268      5,084
Other liabilities                                                                   306        264
Separate account liabilities                                                      2,660      2,263
                                                                                ------- -------------
        Total liabilities                                                         9,757      9,148
                                                                                ------- -------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 11)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                   940        940
Retained earnings                                                                   879        846
Accumulated other comprehensive income (loss)                                        60        (30)
                                                                                ------- -------------
        Total stockholder's equity                                                1,879      1,756
                                                                                ------- -------------
            Total liabilities and stockholder's equity                          $11,636    $10,904
                                                                                ======= =============


                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                           FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                          -----------------------
                                                                                          2010    2009    2008
                                                                                          ------- ------- -------
REVENUES
Insurance premiums                                                                        $127    $104    $ 98
Insurance fees                                                                             259     255     248
Net investment income                                                                      418     408     395
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                               (20)    (90)   (106)
  Portion of loss recognized in other comprehensive income                                   5      31      --
                                                                                          ------- ------- -------
     Net other-than-temporary impairment losses on securities recognized in earnings       (15)    (59)   (106)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (2)     (6)      8
                                                                                          ------- ------- -------
        Total realized gain (loss)                                                         (17)    (65)    (98)
Other revenues and fees                                                                     --      (1)     --
                                                                                          ------- ------- -------
     Total revenues                                                                        787     701     643
                                                                                          ------- ------- -------
BENEFITS AND EXPENSES
Interest credited                                                                          207     209     209
Benefits                                                                                   254     225     228
Underwriting, acquisition, insurance and other expenses                                    158     159     156
                                                                                          ------- ------- -------
  Total benefits and expenses                                                              619     593     593
                                                                                          ------- ------- -------
     Income (loss) before taxes                                                            168     108      50
     Federal income tax expense (benefit)                                                   55      35      14
                                                                                          ------- ------- -------
        Net income (loss)                                                                 $113    $73    $ 36
                                                                                          ======= ======= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                            -----------------------------
                                                              2010      2009      2008
                                                            --------- --------- ---------
COMMON STOCK
Balance as of beginning-of-year                             $  940    $  940    $  940
                                                            --------- --------- ---------
     Balance as of end-of-year                                 940       940       940
                                                            --------- --------- ---------
RETAINED EARNINGS
Balance as of beginning-of-year                                846       757       724
Cumulative effect from adoption of new accounting standards     --        16        --
Comprehensive income (loss)                                    203       269      (167)
Less other comprehensive income (loss), net of tax             (90)     (196)      203
                                                            --------- --------- ---------
     Net income (loss)                                         113        73        36
Dividends declared                                             (80)       --        (3)
                                                            --------- --------- ---------
     Balance as of end-of-year                                 879       846       757
                                                            --------- --------- ---------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (30)     (210)       (7)
Cumulative effect from adoption of new accounting standards     --       (16)       --
Other comprehensive income (loss), net of tax                   90       196      (203)
                                                            --------- --------- ---------
     Balance as of end-of-year                                  60       (30)     (210)
                                                            --------- --------- ---------
         Total stockholder's equity as of end-of-year       $1,879    $1,756    $1,487
                                                            ========= ========= =========

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                         FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                     ------------------ -------
                                                                                      2010      2009    2008
                                                                                     -------- --------- -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                    $ 113    $   73    $ 36
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                  28        27       7
  Change in premiums and fees receivable                                                --        (2)      1
  Change in accrued investment income                                                   (1)       (6)     (3)
  Change in future contract benefits and other contract holder funds                   (84)     (140)     50
  Change in reinsurance related assets and liabilities                                  25        92    (116)
  Change in federal income tax accruals                                                 40        44     (26)
  Realized (gain) loss                                                                  17        65      98
  Other                                                                                (18)       (5)    (15)
                                                                                     -------- --------- -------
     Net cash provided by (used in) operating activities                               120       148      32
                                                                                     -------- --------- -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                            (920)   (1,150)   (833)
Sales of available-for-sale securities                                                 210       271     162
Maturities of available-for-sale securities                                            451       384     548
Purchases of other investments                                                        (119)      (18)    (76)
Sales or maturities of other investments                                               135        70      37
                                                                                     -------- --------- -------
     Net cash provided by (used in) investing activities                              (243)     (443)   (162)
                                                                                     -------- --------- -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable              583       663     538
Withdrawals of fixed account values, including the fixed portion of variable          (346)     (308)   (406)
Transfers to and from separate accounts, net                                           (51)      (50)    (72)
Common stock issued for benefit plans and excess tax benefits                           --        --      (4)
Dividends paid to stockholders                                                         (80)       --      --
                                                                                     -------- --------- -------
     Net cash provided by (used in) financing activities                               106       305      56
                                                                                     -------- --------- -------
Net increase (decrease) in cash and invested cash, including discontinued operations   (17)       10     (74)
Cash and invested cash, including discontinued operations, as of beginning-of-year      65        55     129
                                                                                     -------- --------- -------
     Cash and invested cash, including discontinued operations, as of end-of-year     $ 48    $   65    $ 55
                                                                                     ======== ========= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 20 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 3 and 12 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U. S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collat- eralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to fle bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g. , whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g. , if there has been a replacement of the corporate debt security).

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Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are

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incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization is reported in interest credited on our Statements of Income
(Loss). The amortization of DFEL is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line

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basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of

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impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions -- Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted

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actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

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INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). See Note 17 for additional information.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 5 for additional information.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in
Note 19 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments -- Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                  UNREALIZED    UNREALIZED
                                     OTTI          LOSS
                                    ON AFS        ON AFS
                                  SECURITIES    SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $11          $ 29     $ 40
Change in DAC, VOBA,
  DSI, and DFEL                         (4)          (11)     (15)
Income tax                              (2)           (7)      (9)
                                ------------- ------------- --------
     Net cumulative effect
       adjustment                      $ 5          $ 11     $ 16
                                ============= ============= ========

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $25
CMOs                                   15
                                      ---
  Total fixed maturity AFS securities $40
                                      ===

In addition, we include on the face of our Statements of Income (Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 12, and the enhanced disclosures related to OTTI are included in Note 3.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS (CONTINUED)

the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 3. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Financial Statements beginning with the reporting period ending March 31, 2011.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and result of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,898 $348   $ 93         $13 $5,140
U.S. Government bonds                             29    4     --          --     33
Foreign government bonds                          28    2     --          --     30
MBS:
  CMOs                                           639   38     23          12    642
  MPTS                                           250    7     --          --    257
  CMBS                                           200    8     25          --    183
ABS CDOs                                           3   --     --          --      3
State and municipal bonds                        257    1      8          --    250
Hybrid and redeemable preferred securities       125    6     10          --    121
                                           --------- ----- --------- ------- ------
     Total fixed maturity securities           6,429  414    159          25  6,659
                                           --------- ----- --------- ------- ------
EQUITY SECURITIES
Other securities                                   2    1     --          --      3
                                           --------- ----- --------- ------- ------
     Total equity securities                       2    1     --          --      3
                                           --------- ----- --------- ------- ------
         Total AFS securities                 $6,431 $415   $159         $25 $6,662
                                           ========= ===== ========= ======= ======

                                                     AS OF DECEMBER 31, 2009
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,723  $219   $183        $15 $4,744
U.S. Government bonds                             29     3     --         --     32
Foreign government bonds                          23     1     --         --     24
MBS:
  CMOs                                           674    31     40         16    649
  MPTS                                           245     4      2         --    247
  CMBS                                           255     6     43         --    218
ABS CDOs                                           4    --      1         --      3
State and municipal bonds                        176     1      7         --    170
Hybrid and redeemable preferred securities       100     8     15         --     93
                                           --------- ----- ------ ---------- ------
     Total fixed maturity securities           6,229   273    291         31  6,180
                                           --------- ----- ------ ---------- ------
EQUITY SECURITIES
Other securities                                   2    --     --         --      2
                                           --------- ----- ------ ---------- ------
     Total equity securities                       2    --     --         --      2
                                           --------- ----- ------ ---------- ------
         Total AFS securities                 $6,231  $273   $291        $31 $6,182
                                           ========= ===== ====== ========== ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                     $  254        $  260
Due after one year through five years          999         1,059
Due after five years through ten years       2,001         2,169
Due after ten years                          2,083         2,086
                                         --------- -------------
  Subtotal                                   5,337         5,574
                                         --------- -------------
MBS                                          1,089         1,082
CDOs                                             3             3
                                         --------- -------------
     Total fixed maturity AFS securities    $6,429        $6,659
                                         ========= =============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                 AS OF DECEMBER 31, 2010
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $505          $26  $371              $ 80 $  876       $106
MBS:
  CMOs                                                           42           14    94                21    136         35
  CMBS                                                            4           --    39                25     43         25
State and municipal bonds                                       179            7     8                 1    187          8
Hybrid and redeemable preferred securities                       21            2    43                 8     64         10
                                                              ----- ------------ ----- ----------------- ------ ----------
     Total fixed maturity AFS securities                       $751          $49  $555              $135 $1,306       $184
                                                              ===== ============ ===== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          401
                                                                                                                ==========

                                                                                   AS OF DECEMBER 31, 2009
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $479        $42  $  850             $156  $1,329       $198
MBS:
  CMOs                                                           34         16     117               40     151         56
  MPTS                                                          122          1       4                1     126          2
  CMBS                                                           24          2      61               41      85         43
ABS CDOs                                                         --         --       3                1       3          1
State and municipal bonds                                       116          5      17                2     133          7
Hybrid and redeemable preferred securities                        3         --      70               15      73         15
                                                              ----- ----------  ------ ----------------- ------ ----------
     Total fixed maturity AFS securities                       $778        $66  $1,122             $256  $1,900       $322
                                                              ===== ==========  ====== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          580
                                                                                                                ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2010
                                                    ---------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 25   $ 12       $--              17
Six months or greater, but less than nine months        9      3        --               2
Nine months or greater, but less than twelve months     6      2        --               3
Twelve months or greater                              126     84        22              76
                                                    ----- ------ --------- ----------------
  Total                                              $166   $101       $22              98
                                                    ===== ====== ========= ================

                                                              AS OF DECEMBER 31, 2009
                                                    --------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 47   $ 14       $ 1              23
Six months or greater, but less than nine months       39     26        --              13
Nine months or greater, but less than twelve months    55     23        17              35
Twelve months or greater                              191    135        12             104
                                                    ----- ------ --------- ---------------
  Total                                              $332   $198       $30             175
                                                    ===== ====== ========= ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $138 million in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                            FOR THE
                                          YEARS ENDED
                                         DECEMBER 31,
                                         ---------------
                                           2010    2009
                                         ------- -------
Balance as of beginning-of-year           $46     $--
  Cumulative effect from adoption
     of new accounting standard            --       5
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not previously
        recognized                          1      46
     Credit losses on securities for
        which an OTTI was previously
        recognized                          9      --
  Decreases attributable to:
     Securities sold                       (9)     (5)
                                         ------- -------
          Balance as of end-of-year       $47     $46
                                         ======= =======

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010, and New York, Illinois and Texas, which accounted for 36% of mortgage loans as of December 31, 2009.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                    AS OF DECEMBER 31,
                                    ---------------------
                                     2010         2009
                                    ------- -------------
Current                              $226          $230
Valuation allowance associated with
  impaired mortgage loans on real
  estate                               --            (1)
Unamortized premium (discount)         (1)           (1)
                                    ------- -------------
     Total carrying value            $225          $228
                                    ======= =============

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                        AS OF DECEMBER 31,
                                      ---------------------
                                      2010       2009
                                      ---- ----------------
Number of impaired mortgage
  loans on real estate                  --             1
                                      ==== ================
Principal balance of impaired
  mortgage loans on real estate        $--            $3
Valuation allowance associated
  with impaired mortgage loans
  on real estate                        --            (1)
                                      ---- ----------------
     Carrying value of impaired
        mortgage loans on real estate  $--           $2
                                      ==== ================

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2010     2009     2008
                                    ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                        $--          $1  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                         --           --   --
Amount of interest income collected
  on impaired mortgage loans on
  real estate                         --           --   --
                                    ==== ============ ====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                  DEBT-
                                                SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                     $187  82.8%       1.58
65% to 74%                          34  15.0%       1.50
75% to 100%                          5   2.2%       0.41
                             --------- --------
  Total mortgage loans on
     real estate                  $226 100.0%
                             ========= ========

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income (Loss) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                              -------------------------------
                                2010         2009       2008
                              ------- --------------- -------
Fixed maturity AFS securities $384            $372    $355
Mortgage loans on real estate   15              15      17
Policy loans                    25              25      24
Invested cash                   --              --       3
Consent fees                     1              --      --
                              ------- --------------- -------
  Investment income            425             412     399
Investment expense              (7)             (4)     (4)
                              ------- --------------- -------
     Net investment income    $418            $408    $395
                              ======= =============== =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                --------------------------------
                                  2010        2009        2008
                                ------- --------------- --------
Fixed maturity AFS securities:
  Gross gains                   $  7           $  13    $   4
  Gross losses                   (29)           (103)    (151)
Gain (loss) on other
  investments                      1              (1)      --
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other contract
  holder funds                     6              25       51
                                ------- --------------- --------
     Total realized gain (loss)
        related to certain
        investments             $(15)          $ (66)   $ (96)
                                ======= =============== ========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                  -----------------------------------
                                    2010        2009          2008
                                  ------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (8)           $(37)      $ (65)
  MBS:
     CMOs                          (12)            (49)        (68)
     CMBS                           (5)             --          --
                                  ------- --------------- -----------
        Total fixed maturity
           securities              (25)            (86)       (133)
                                  ------- --------------- -----------
Equity securities:
  Other securities                  --              (1)         --
                                  ------- --------------- -----------
     Total equity securities        --              (1)         --
                                  ------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (25)            (87)       (133)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                 10              28          27
                                  ------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(15)           $(59)      $(106)
                                  ======= =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $  6            $ 46       $  --
Change in DAC, VOBA, DSI
  and DFEL                          (1)            (15)         --
                                  ------- --------------- -----------
     Net portion of OTTI
        recognized in OCI,
        pre-tax                   $  5              $31      $  --
                                  ======= =============== ===========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS
As of December 31, 2010 and 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $1 million, which included private placements and mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investment in one issuer was our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $507 million and $472 million, or 7% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010 and 2009, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $713 million and $623 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $647 million and $676 million, or 9% and 10% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amounts; as such, these amounts will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2010 and 2009, respectively.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

Through LNL, we use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See below for further details.

See Note 19 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                        10,646      $--   $--                $--  $18            $(42)
                                                    =========== ======== ==== ================== ==== ==================
                                                                         AS OF DECEMBER 31, 2009
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                         9,748      $--   $--                $--  $11            $(43)
                                                    =========== ======== ==== ================== ==== ==================

(1)  Reported in future contract benefits on our Balance Sheets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                      FOR THE YEARS ENDED
                          DECEMBER 31,
                  --------------------------
                  2010      2009      2008
                  ---- ------------ --------
GLB reserves(1)   $8          $92    $(107)
                  ==== ============ ========

(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $1.3 billion of account values that were attributable to variable annuities with a GWB feature and $383 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                           FOR THE YEARS ENDED
                               DECEMBER 31,
                       -------------------------
                       2010      2009       2008
                       ---- --------------- ----
Current                 $30          $(9)    $13
Deferred                 25           44       1
                       ---- --------------- ----
  Federal income tax
     expense (benefit)  $55          $35     $14
                       ==== =============== ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                -------------------------------
                                  2010        2009       2008
                                ------- --------------- -------
Tax rate times pre-tax income    $59             $38     $18
Effect of:
  Separate account dividend
     received deduction           (3)             (2)     (3)
  Other items                     (1)             (1)     (1)
                                ------- --------------- -------
     Federal income tax expense
       (benefit)                 $55             $35     $14
                                ======= =============== =======
Effective tax rate                33%             32%     28%
                                ======= =============== =======

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                     AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    -------- ------------
Current                             $ (24)       $  (6)
Deferred                             (259)        (178)
                                    -------- ------------
     Total federal income tax asset
        (liability)                 $(283)       $(184)
                                    ======== ============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. FEDERAL INCOME TAXES (CONTINUED)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                             ---------------------
                                               2010        2009
                                             -------- ------------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                      $  66        $  83
Investments                                     11           14
Net unrealized loss on AFS Securities           --           15
Net capital loss carryforward                    9           11
Other                                            4            6
                                             -------- ------------
     Total deferred tax assets                  90          129
                                             -------- ------------
DEFERRED TAX LIABILITIES
DAC                                            140          150
VOBA                                           112          146
Net unrealized gain on AFS securities           82           --
Other                                           15           11
                                             -------- ------------
     Total deferred tax liabilities            349          307
                                             -------- ------------
        Net deferred tax asset (liability)   $(259)       $(178)
                                             ======== ============

As of December 31, 2010, LLANY had net capital loss carryfor-wards of $26 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $6 million and $5 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense (benefit) and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                           2010     2009
                                         ------- -----------
Balance as of beginning-of-year           $24            $23
  Increases for prior year tax positions   --              1
  Decreases for current year tax
     positions                             (2)            --
                                         ------- -----------
        Balance as of end-of-year         $22            $24
                                         ======= ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009, and 2008, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $4 million and $3 million as of December 31, 2010 and 2009, respectively

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                  DECEMBER 31,
                                    --------------- -------
                                    2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $439    $460    $306
  Deferrals                           72      76      95
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (6)     --     (12)
     Prospective unlocking --
        model refinements             (4)     --       9
     Retrospective unlocking           9       3     (10)
     Other amortization, net of
        interest                     (50)    (40)    (36)
  Adjustment related to realized
     (gains) losses                    2      20      36
  Adjustment related to
     unrealized (gains) losses       (50)    (80)     72
                                    ------- ------- -------
        Balance as of end-of-year   $412    $439    $460
                                    ======= ======= =======

Changes in VOBA (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $417    $655    $493
  Deferrals                            1       2       3
  Amortization:
     Prospective unlocking --
        assumption changes            21       3       4
     Prospective unlocking --
        model refinements             (2)     --      --
     Retrospective unlocking          (2)     (2)      3
     Other amortization              (68)    (73)    (72)
  Accretion of interest(1)            22      24      26
  Adjustment related to realized
     (gains) losses                   --       6       7
  Adjustment related to
     unrealized (gains) losses       (70)   (198)    191
                                    ------- ------- -------
        Balance as of end-of-year   $319    $417    $655
                                    ======= ======= =======

(1) The interest accrual rates utilized to calculate the accre- tion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011      $37
2012       32
2013       30
2014       28
2015       27

Changes in DSI (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                     2010   2009    2008
                                   ------- ------- -------
Balance as of beginning-of-year     $16     $14     $14
  Deferrals                           3       3       4
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes           --      --      (2)
     Other amortization, net of
        interest                     (2)     (1)     (2)
  Adjustment related to unrealized
     (gains) losses                  (4)     --      --
                                   ------- ------- -------
        Balance as of end-of-year   $13     $16     $14
                                   ======= ======= =======

Changes in DFEL (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $ 87     $65     $48
  Deferrals                           35      34      27
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (2)     (1)     --
     Prospective unlocking --
        model refinements              1      --       4
     Retrospective unlocking           1      (1)     (4)
     Other amortization, net of
        interest                     (13)    (10)    (10)
  Adjustment related to
     unrealized (gains) losses        (8)     --      --
                                    ------- ------- -------
        Balance as of end-of-year   $101     $87     $65
                                    ======= ======= =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                              --------------------------
                                2010     2009     2008
                              -------- -------- --------
Direct insurance premiums
  and fees                    $ 529    $ 502    $ 480
Reinsurance ceded              (143)    (143)    (134)
                              -------- -------- --------
  Total insurance premiums
     and fees, net            $ 386    $ 359    $ 346
                              ======== ======== ========
Direct insurance benefits     $ 425    $ 365    $ 395
Reinsurance recoveries netted
  against benefits             (171)    (140)    (167)
                              -------- -------- --------
  Total benefits, net         $ 254    $ 225    $ 228
                              ======== ======== ========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2010 and 2009, was as follows:

                                        GROSS
                                      CARRYING
                                       AMOUNT
                                      --------
Retirement Solutions -- Annuities         $ 26
Insurance Solutions -- Life Insurance      136
                                      --------
  Total                                   $162
                                      ========

There were no changes in the carrying amount of goodwill during the years ended December 31, 2010, or December 31, 2009.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                   AS OF DECEMBER 31,
                                       -------------------------------------------
                                               2010                   2009
                                       --------------------- ---------------------
                                         GROSS                GROSS
                                       CARRYING ACCUMULATED  CARRYING  ACCUMULATED
                                        AMOUNT  AMORTIZATION  AMOUNT  AMORTIZATION
                                       -------- ------------ -------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                               $7           $1       $7           $1
                                       ======== ============ ======== ============

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2010.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value                $1,834      $1,558
Net amount at risk(1)                25          63
Average attained age of contract
  holders                        54 YEARS    53 years
MINIMUM RETURN
Average attained age of contract
  holders                        79 YEARS    78 years
Guaranteed minimum return               5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                 $ 995       $ 915
Net amount at risk(1)                  78         162
Average attained age of contract
  holders                        66 YEARS    65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                -----------------------
                                  2010   2009    2008
                                ------- ------- -------
Balance as of beginning-of-year  $ 2    $  8     $ 1
  Changes in reserves             --      --       9
  Benefits paid                   (1)     (6)     (2)
                                ------- ------- -------
     Balance as of end-of-year   $ 1    $  2     $ 8
                                ======= ======= =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                    2010        2009
                                  --------- -----------
ASSET TYPE
Domestic equity                   $  990      $  890
International equity                 454         392
Bonds                                479         300
Money market                         184         231
                                  --------- -----------
  Total                           $2,107      $1,813
                                  ========= ===========
Percent of total variable annuity
  separate account values             89%         89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of total sales for these products for the year ended December 31, 2010.

10. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                           2010      2009
                                          ------ -----------
Fixed account values, including the fixed
  portion of variable and other contract
  holder funds                            $4,965      $4,808
DFEL                                         101          87
Contract holder dividends payable            161         164
Premium deposit funds                         11          10
Undistributed earnings on participating
  business                                    30          15
                                          ------ -----------
     Total other contract holder funds    $5,268      $5,084
                                          ====== ===========

As of December 31, 2010 and 2009, participating policies comprised approximately 3% and 4%, respectively, of the face amount of insurance in force, and dividend expenses were $27 million, $29 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2010, approximately 88% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2010 and 2009.

12. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       -------------------------
                                         2010     2009     2008
                                       ------- -------- --------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $(19)   $(211)   $  (8)
  Cumulative effect from adoption of
     new accounting standards            --      (11)      --
  Unrealized holding gains (losses)
     arising during the year            252      541     (758)
  Change in DAC, VOBA, DSI and
     other contract holder funds       (123)    (282)     337
  Income tax benefit (expense)          (51)     (98)     156
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                   (22)     (90)    (147)
     Associated amortization of DAC,
        VOBA, DSI and DFEL                6       25       51
     Income tax benefit (expense)         6       23       34
                                       ------- -------- --------
        Balance as of end-of-year      $ 69    $ (19)   $(211)
                                       ======= ======== ========

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ---------------------------
                                           2010    2009       2008
                                         ------- ----------- -------
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year          $(12)       $ --        $--
(Increases) attributable to:
  Cumulative effect from adoption of
     new accounting standards              --          (5)        --
  Gross OTTI recognized in OCI during
     the year                              (6)        (46)        --
  Change in DAC, VOBA, DSI and
     DFEL                                   1          15         --
  Income tax benefit (expense)              2          11         --
Decreases attributable to:
  Sales, maturities or other settlements
     of AFS securities                     12          26         --
  Change in DAC, VOBA, DSI and
     DFEL                                  (4)         (6)        --
  Income tax benefit (expense)             (3)         (7)        --
                                         ------- ----------- -------
        Balance as of end-of-year        $(10)       $(12)       $--
                                         ======= =========== =======
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1        $  1        $ 1
                                         ------- ----------- -------
        Balance as of end-of-year        $  1        $  1        $ 1
                                         ======= =========== =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

13. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                               ----------------------
                                                 2010  2009   2008
                                               ------- ---- ---------
Total realized gain (loss) on investments(1)     $(15) $(66)    $(96)
Realized gain (loss) on certain reinsurance
  derivatives(2)                                   --    --       (1)
Guaranteed living benefits(3):
  Gross gain (loss)                                --     1       --
  Associated amortization of DAC, VOBA,
     DSI and DFEL                                  (2)   --       (1)
                                               ------- ---- ---------
        Total realized gain (loss)               $(17) $(65)    $(98)
                                               ======= ==== =========

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2) Represents changes in the fair value of total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements).

(3)  Represents the change in embedded derivative reserves of our GLB products.

14. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ----------------------
                                     2010 2009      2008
                                     ---- ---- ------------
Commissions                          $ 74 $ 71      $ 84
General and administrative expenses    61   65        66
DAC and VOBA deferrals and interest,
  net of amortization                   7    7       (10)
Taxes, licenses and fees               16   16        16
                                     ---- ---- ------------
     Total                           $158 $159      $156
                                     ==== ==== ============

15. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively, including those of LLANY. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretire-ment plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

16. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor contributory defined contribution plans for eligible employees and agents, respectively, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million for the years ended December 31, 2010, 2009 and 2008, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees; agents and non-employee directors. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $1 million and $2 million as of December 31, 2010 and 2009, respectively, which is recorded in other liabilities in our Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expense for this plan was not significant for the years December 31, 2010, 2009 and 2008.

DEFERRED COMPENSATION PLAN FOR AGENTS
LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expenses for these plans were not significant for the years December 31, 2010, 2009 and 2008.

17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards. LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees and agents was not material for the years ended December 31, 2010, 2009 and 2008.

18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

18. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)

Specified statutory information (in millions) was as follows:

                                            AS OF DECEMBER 31,
                                           ----------------------
                                           2010           2009
                                           ----      ------------
Capital and surplus                        $794           $819

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                           ----------------------
                                           2010 2009      2008
                                           ---- ---- ------------
Net gain (loss) from operations, after-tax  $73 $107      $ 13
Net income (loss)                            55   13       (95)
Dividends to LNC                             80   --        --

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                        2010        2009
                                       ------- -------------
Calculation of reserves using
  continuous CARVM                      $(5)          $(6)
Conservative valuation rate on certain
  variable annuities                     (1)           --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance, provided such dividend, along with all other dividends paid within the preceding twelve consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $73 million in 2011 without prior approval from the Superintendent.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                      ---------------------------------------------
                                                              2010                     2009
                                                      ---------------------- ----------------------
                                                      CARRYING       FAIR    CARRYING       FAIR
                                                       VALUE        VALUE     VALUE        VALUE
                                                      ----------- ---------- ----------- ----------
ASSETS
AFS securities:
  Fixed maturity securities                            $ 6,659    $ 6,659     $ 6,180    $ 6,180
  Equity securities                                          3          3           2          2
Mortgage loans on real estate                              225        243         228        234
Other investments                                            1          1           2          2
Cash and invested cash                                      48         48          65         65
Separate account assets                                  2,660      2,660       2,263      2,263
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                        (24)       (24)        (32)       (32)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts      (98)       (98)        (81)       (81)
  Account values of certain investment contracts        (1,396)    (1,442)     (1,356)    (1,364)
Other liabilities:
  Deferred compensation plans embedded derivatives          (1)        (1)         (2)        (2)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2010
                                                   ------------------------------------------------
                                                    QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT  SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                    ASSETS        INPUTS        INPUTS      FAIR
                                                   (LEVEL 1)     (LEVEL 2)    (LEVEL 3)     VALUE
                                                   ----------- ------------- ------------ ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,996        $139    $5,140
     U.S. Government bonds                                32            --           1        33
     Foreign government bonds                             --            29           1        30
     MBS:
        CMOs                                              --           640           2       642
        MPTS                                              --           257          --       257
        CMBS                                              --           168          15       183
     ABS CDOs                                             --            --           3         3
     State and municipal bonds                            --           250          --       250
     Hybrid and redeemable preferred securities           --           117           4       121
  Equity AFS securities:
     Other securities                                      3            --          --         3
Cash and invested cash                                    --            48          --        48
Separate account assets                                   --         2,660          --     2,660
                                                   --------- ------------- -------------- ---------
       Total assets                                      $40        $9,165        $165    $9,370
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--          $ --        $(24)   $  (24)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (1)       (1)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--          $ --        $(25)   $  (25)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                               AS OF DECEMBER 31, 2009
                                                   ------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR SIGNIFICANT   SIGNIFICANT
                                                   IDENTICAL   OBSERVABLE    UNOBSERVABLE   TOTAL
                                                      ASSETS     INPUTS         INPUTS      FAIR
                                                   (LEVEL 1)   (LEVEL 2)      (LEVEL 3)     VALUE
                                                   --------- ------------- -------------- ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,579        $160    $4,744
     U.S. Government bonds                                31             1          --        32
     Foreign government bonds                             --            24          --        24
     MBS:
        CMOs                                              --           646           3       649
        MPTS                                              --           247          --       247
        CMBS                                              --           167          51       218
     ABS:
        CDOs                                              --            --           3         3
     State and municipal bonds                            --           170          --       170
     Hybrid and redeemable preferred securities           --            79          14        93
  Equity AFS securities:
     Other securities                                      2            --          --         2
Cash and invested cash                                    --            65          --        65
Separate account assets                                   --         2,263          --     2,263
                                                   --------- ------------- -------------- ---------
       Total assets                                      $38        $8,241        $231    $8,510
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--        $   --        $(32)   $  (32)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (2)       (2)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--        $   --        $(34)   $  (34)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 160         $ 1      $ 6           $ (10)       $ (18)     $139
     U.S. Government bonds                                     --          --       --              --            1         1
     Foreign government bonds                                  --          --       --              --            1         1
     MBS:
       CMOs                                                     3          --       --              (1)          --         2
       CMBS                                                    51          (5)      12             (14)         (29)       15
     ABS:
       CDOs                                                     3          --       --              --           --         3
     Hybrid and redeemable preferred securities                14          --      (10)             --           --         4
Future contract benefits(3):
  GLB reserves embedded derivatives                           (32)          8       --              --           --       (24)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (2)      --               3           --        (1)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 197         $ 2      $ 8           $ (22)       $ (45)     $140
                                                        ============ =========== ======== =============== ============ =========

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 176        $ (2)        $ 3          $ 6         $(23)     $160
     MBS:
       CMOs                                                    22          --          --           (1)         (18)        3
       CMBS                                                    42          --          12           (3)          --        51
     ABS:
       CDOs                                                     4          --           2           (3)          --         3
     State and municipal bonds                                 37          --          --           (5)         (32)       --
     Hybrid and redeemable preferred securities                 6          --           8           --           --        14
Future contract benefits(3):
  GLB reserves embedded derivatives                          (124)         92          --           --           --       (32)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (5)         --            5           --        (2)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 161         $85         $25          $(1)        $(73)     $197
                                                        ============ =========== ======== =============== ============ =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                  FOR THE YEAR ENDED DECEMBER 31, 2008
                                                        ---------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- ----------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                         $220       $ (16)       $(18)           $(17)        $  7     $ 176
     Foreign government bonds                                   5          --          --              (5)          --        --
     MBS:
       CMOs                                                    42          (4)          1              (3)         (14)       22
       CMBS                                                    60          --         (30)              7            5        42
     ABS:
       CDOs                                                     7          --          (3)             --           --         4
     State and municipal bonds                                 38          --          (1)             --           --        37
     Hybrid and redeemable preferred securities                --          --          --               6           --         6
Future contract benefits(3):
  GLB reserves embedded derivatives                           (17)       (107)         --              --           --      (124)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (1)         (8)         --               7           --        (2)
                                                        ------------ ----------- ----------- --------------- ------------ ---------
       Total, net                                            $354       $(135)       $(51)            $(5)        $ (2)    $ 161
                                                        ============ =========== =========== =============== ============ =========

(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisi- tion, insurance and other expenses on our Statements of Income (Loss).


The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2010    2009    2008
                                    ------- ------- --------
Investments(1):
  GLB reserves embedded derivatives  $16     $99    $(100)
Other liabilities:
  Deferred compensation plans
     embedded derivatives(2)          (2)     (5)      (8)
                                    ------- ------- --------
        Total, net                   $14     $94    $(108)
                                    ======= ======= ========

(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2010
                                 -------------------------------
                                 TRANSFERS  TRANSFERS
                                  IN TO       OUT OF
                                 LEVEL 3      LEVEL 3    TOTAL
                                 ------- -------------- --------
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                 $5        $(23)    $(18)
     U.S. Government bonds            1          --        1
     Foreign government bonds         1          --        1
     MBS CMBS                         1         (30)     (29)
                                 ------- -------------- --------
        Total, net                   $8        $(53)    $(45)
                                 ======= ============== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

20. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortiza-tion) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                          -----------------------------------
                           2010           2009         2008
                          ------- ------------------ --------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities            $111               $ 99    $  96
     Defined Contribution   53                 52       52
                          ------- ------------------ --------
        Total Retirement
           Solutions       164                151      148
                          ------- ------------------ --------
  Insurance Solutions:
     Life Insurance        563                550      531
     Group Protection       62                 48       39
                          ------- ------------------ --------
        Total Insurance
           Solutions       625                598      570
                          ------- ------------------ --------
  Other Operations          18                 20       25
Excluded realized
  gain (loss), pre-tax     (20)               (68)    (100)
                          ------- ------------------ --------
        Total revenues    $787               $701    $ 643
                          ======= ================== ========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                               -------------------------------
                                 2010        2009       2008
                               ------- --------------- -------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $22             $22    $  3
     Defined Contribution        (1)              3       4
                               ------- --------------- -------
        Total Retirement
           Solutions             21              25       7
                               ------- --------------- -------
  Insurance Solutions:
     Life Insurance              96              80      75
     Group Protection            (2)             --       2
                               ------- --------------- -------
        Total Insurance
           Solutions             94              80      77
                               ------- --------------- -------
  Other Operations               11              12      17
Excluded realized
  gain (loss), after-tax        (13)            (44)    (65)
                               ------- --------------- -------
        Net income (loss)      $113             $73    $ 36
                               ======= =============== =======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                -----------------------
                                2010     2009     2008
                                ---- ------------ -----
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                     $ 69         $ 62 $  57
  Defined Contribution            49           48    48
                                ---- ------------ -----
     Total Retirement Solutions  118          110   105
                                ---- ------------ -----
Insurance Solutions:
  Life Insurance                 277          274   262
  Group Protection                 5            4     3
                                ---- ------------ -----
     Total Insurance Solutions   282          278   265
                                ---- ------------ -----
Other Operations                  18           20    25
                                ---- ------------ -----
        Total net investment
           income               $418         $408 $ 395
                                ==== ============ =====

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ------------------------
                                2010     2009       2008
                                ---- ------------ -------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                      $15          $10    $ 31
  Defined Contribution            10            7       5
                                ---- ------------ --- ---
     Total Retirement Solutions   25           17      36
                                ---- ------------ --- ---
Insurance Solutions:
  Life Insurance                  53           66      51
  Group Protection                 2            2       1
                                ---- ------------ --- ---
     Total Insurance Solutions    55           68      52
                                ---- ------------ --- ---
        Total amortization of
           DAC and VOBA,
           net of interest       $80          $85    $ 88
                                ==== ============ =======

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                     -------------------------------
                                       2010       2009         2008
                                     ------- --------------- -------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                           $ 7             $ 8     $(3)
  Defined Contribution                 (1)              2       2
                                     ------- --------------- -------
     Total Retirement Solutions         6              10      (1)
                                     ------- --------------- -------
Insurance Solutions:
  Life Insurance                       51              43      40
  Group Protection                     (1)             --       1
                                     ------- --------------- -------
     Total Insurance Solutions         50              43      41
                                     ------- --------------- -------
Other Operations                        6               6       9
Excluded realized gain (loss)          (7)            (24)    (35)
                                     ------- --------------- -------
        Total federal income tax
           expense (benefit)          $55             $35     $14
                                     ======= =============== =======

                                AS OF DECEMBER 31,
                                ------------------
                                 2010       2009
                                ------- ----------
ASSETS
Retirement Solutions:
  Annuities                     $ 3,542    $ 3,187
  Defined Contribution            1,337      1,253
                                ------- ----------
     Total Retirement Solutions   4,879      4,440
                                ------- ----------
Insurance Solutions:
  Life Insurance                  6,387      6,076
  Group Protection                  102         77
                                ------- ----------
     Total Insurance Solutions    6,489      6,153
                                ------- ----------
Other Operations                    268        311
                                ------- ----------
        Total assets            $11,636    $10,904
                                ======= ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                             FOR THE YEARS ENDED
                                DECEMBER 31,
                             -------------------
                             2010    2009   2008
                             ---- --------- ----
Income taxes paid (received)  $15       $(9) $40
                             ==== ========= ====

22. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Assets with affiliates:
  Service agreement receivable(1)   $16           $16
  Reinsurance on ceded reinsurance
     contracts(2)                    64            57

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -------------------------------
                                      2010        2009        2008
                                    ------- --------------- -------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(3)       $(10)           $(17)   $(15)
  Fees for management of
     general account(4)               --              (4)     (4)
Benefits and expenses
  with affiliates:
  Service agreement
     payments(5)                      57              59      59

(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income (Loss).

(4)  Reported in net investment income on our Statements of Income (Loss).

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                          MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                   CONTRACT       GUARANTEE
                                                                 PURCHASES                 REDEMPTIONS     CHARGES
                                                                 DUE FROM                    DUE TO       PAYABLE TO
                                                               LINCOLN LIFE               LINCOLN LIFE  LINCOLN LIFE &
                                                                 & ANNUITY                  & ANNUITY      ANNUITY
                                                                 COMPANY        TOTAL        COMPANY       COMPANY
SUBACCOUNT                                        INVESTMENTS   OF NEW YORK     ASSETS     OF NEW YORK    OF NEW YORK    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B             $ 1,886,902  $         6   $ 1,886,908     $    --         $   52     $ 1,886,856
ABVPSF Growth Class B                                 716,373          228       716,601          --             20         716,581
ABVPSF Growth and Income Class B                      598,857          437       599,294          --             16         599,278
American Century VP Balanced Class I                9,322,672           --     9,322,672       5,131            255       9,317,286
American Century VP Inflation Protection
   Class I                                            118,213          326       118,539          --              3         118,536
American Funds Global Growth Class 2                3,185,902          804     3,186,706          --             87       3,186,619
American Funds Growth Class 2                      14,906,179        1,282    14,907,461          --            408      14,907,053
American Funds Growth-Income Class 2                4,612,800        1,449     4,614,249          --            126       4,614,123
American Funds International Class 2                6,631,637        1,719     6,633,356          --            181       6,633,175
BlackRock Global Allocation V.I. Class I              133,746          290       134,036          --              4         134,032
Delaware VIP Diversified Income Standard Class      1,735,037          947     1,735,984          --             47       1,735,937
Delaware VIP High Yield Standard Class              1,473,910           --     1,473,910      31,206             40       1,442,664
Delaware VIP REIT Service Class                     7,510,755           --     7,510,755       8,815            206       7,501,734
Delaware VIP Small Cap Value Service Class          4,216,723        1,006     4,217,729          --            116       4,217,613
Delaware VIP Smid Cap Growth Service Class          1,541,619          301     1,541,920          --             43       1,541,877
Dreyfus Opportunistic Small Cap Initial Class      13,334,554        2,216    13,336,770          --            368      13,336,402
Dreyfus Stock Index Initial Class                  28,114,370           --    28,114,370       1,195            770      28,112,405
DWS VIP Alternative Asset Allocation
   Plus Class A                                        80,568          144        80,712          --              2          80,710
DWS VIP Equity 500 Index Class A                    2,000,819        1,070     2,001,889          --             55       2,001,834
DWS VIP Small Cap Index Class A                     1,561,282          541     1,561,823          --             43       1,561,780
Fidelity VIP Asset Manager Initial Class           22,696,385           --    22,696,385          37            621      22,695,727
Fidelity VIP Contrafund Service Class 2             9,808,752        2,155     9,810,907          --            268       9,810,639
Fidelity VIP Equity-Income Initial Class           22,974,399        2,700    22,977,099          --            629      22,976,470
Fidelity VIP Growth Initial Class                  41,550,472          757    41,551,229          --          1,140      41,550,089
Fidelity VIP Money Market Initial Class                72,557          157        72,714          --             --          72,714
Janus Aspen Series Worldwide Institutional Class    6,841,315           --     6,841,315       1,238            187       6,839,890
LVIP Baron Growth Opportunities Service Class      11,487,319        2,268    11,489,587          --            317      11,489,270
LVIP Cohen & Steers Global Real Estate
   Standard Class                                     109,981          252       110,233          --              3         110,230
LVIP Delaware Bond Standard Class                   3,167,610          826     3,168,436          --             87       3,168,349
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       2,006           --         2,006          --             --           2,006
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                     438,046          557       438,603          --             12         438,591
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                       1,281            1         1,282          --             --           1,282
LVIP Delaware Growth and Income Standard Class      2,582,007           --     2,582,007         561             71       2,581,375
LVIP Delaware Social Awareness Standard Class       3,859,289          396     3,859,685          --            106       3,859,579
LVIP Global Income Standard Class                      77,156          248        77,404          --              2          77,402
LVIP Janus Capital Appreciation Standard Class      1,275,085          354     1,275,439          --             35       1,275,404
LVIP Mondrian International Value Standard Class    3,003,208          991     3,004,199          --             82       3,004,117
LVIP SSgA Bond Index Standard Class                   168,969           --       168,969          --              5         168,964
LVIP SSgA Emerging Markets 100 Standard Class         644,294           --       644,294      16,708             18         627,568
LVIP SSgA Global Tactical Allocation
   Standard Class                                     939,657          128       939,785          --             26         939,759
LVIP SSgA International Index Standard Class           26,248            3        26,251          --              1          26,250
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                   9,884,285        1,286     9,885,571          --            272       9,885,299
LVIP Wilshire 2010 Profile Standard Class             126,121           --       126,121          --              3         126,118
LVIP Wilshire 2020 Profile Standard Class             537,245        1,065       538,310          --             15         538,295
LVIP Wilshire 2030 Profile Standard Class             385,573           51       385,624          --             11         385,613
LVIP Wilshire 2040 Profile Standard Class             303,971          108       304,079          --              8         304,071
LVIP Wilshire Conservative Profile
   Standard Class                                     626,669          272       626,941          --             17         626,924
LVIP Wilshire Moderate Profile Standard Class       1,782,873          777     1,783,650          --             49       1,783,601
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                   3,008,776          403     3,009,179          --             82       3,009,097
NB AMT Mid-Cap Growth I Class                       4,952,073           --     4,952,073         383            136       4,951,554
NB AMT Partners I Class                             4,441,192       51,372     4,492,564          --            121       4,492,443
T. Rowe Price International Stock Class I           7,452,811        2,884     7,455,695          --            204       7,455,491

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                                   DIVIDENDS    MORTALITY
                                                                     FROM      AND EXPENSE        NET         NET REALIZED
                                                                  INVESTMENT    GUARANTEE     INVESTMENT       GAIN (LOSS)
SUBACCOUNT                                                          INCOME       CHARGES     INCOME (LOSS)   ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              $ 33,265    $ (18,617)     $  14,648        $  68,842
ABVPSF Growth Class B                                                   290       (5,755)        (5,465)           1,202
ABVPSF Growth and Income Class B                                         --       (4,896)        (4,896)          (6,117)
American Century VP Balanced Class I                                165,051      (87,001)        78,050          (85,379)
American Century VP Inflation Protection Class I                      1,362         (777)           585              281
American Funds Global Growth Class 2                                 44,058      (29,212)        14,846          (25,992)
American Funds Growth Class 2                                        96,381     (129,496)       (33,115)         (84,670)
American Funds Growth-Income Class 2                                 62,625      (40,750)        21,875          (56,373)
American Funds International Class 2                                126,070      (61,195)        64,875         (108,517)
BlackRock Global Allocation V.I. Class I                              1,508         (735)           773             (746)
Delaware VIP Diversified Income Standard Class                       79,750      (17,236)        62,514           44,548
Delaware VIP High Yield Standard Class                               85,581      (12,062)        73,519           27,041
Delaware VIP REIT Service Class                                     160,789      (64,014)        96,775         (383,099)
Delaware VIP Small Cap Value Service Class                           15,099      (33,273)       (18,174)         (15,551)
Delaware VIP Smid Cap Growth Service Class                               --       (2,883)        (2,883)           5,202
Delaware VIP Trend Service Class                                         --       (7,485)        (7,485)          13,576
Dreyfus Opportunistic Small Cap Initial Class                        83,058     (111,872)       (28,814)        (467,048)
Dreyfus Stock Index Initial Class                                   470,362     (258,430)       211,932          (55,582)
DWS VIP Alternative Asset Allocation Plus Class A                       455         (374)            81               14
DWS VIP Equity 500 Index Class A                                     31,143      (16,919)        14,224           (6,424)
DWS VIP Small Cap Index Class A                                      11,783      (13,134)        (1,351)         (16,842)
Fidelity VIP Asset Manager Initial Class                            364,339     (206,608)       157,731         (160,813)
Fidelity VIP Contrafund Service Class 2                              90,465      (83,730)         6,735         (135,273)
Fidelity VIP Equity-Income Initial Class                            392,207     (211,078)       181,129         (486,973)
Fidelity VIP Growth Initial Class                                   102,920     (361,681)      (258,761)        (471,554)
Fidelity VIP Money Market Initial Class                                  57           --             57               --
Janus Aspen Series Worldwide Institutional Class                     38,798      (63,116)       (24,318)        (125,973)
LVIP Baron Growth Opportunities Service Class                            --      (98,894)       (98,894)          48,384
LVIP Cohen & Steers Global Real Estate Standard Class                    --       (1,232)        (1,232)           8,395
LVIP Delaware Bond Standard Class                                   109,143      (30,195)        78,948           58,547
LVIP Delaware Foundation Aggressive Allocation Standard Class            48          (20)            28               47
LVIP Delaware Foundation Conservative Allocation Standard Class       8,340       (4,348)         3,992           (7,321)
LVIP Delaware Foundation Moderate Allocation Standard Class              31           (9)            22                2
LVIP Delaware Growth and Income Standard Class                       23,058      (22,211)           847          (27,579)
LVIP Delaware Social Awareness Standard Class                        21,887      (35,279)       (13,392)         (19,907)
LVIP Global Income Standard Class                                     1,759         (525)         1,234              124
LVIP Janus Capital Appreciation Standard Class                        8,846      (11,565)        (2,719)          12,710
LVIP Mondrian International Value Standard Class                     98,642      (28,755)        69,887         (171,139)
LVIP SSgA Bond Index Standard Class                                   3,287       (1,725)         1,562            1,830
LVIP SSgA Emerging Markets 100 Standard Class                         6,494       (3,453)         3,041            9,512
LVIP SSgA Global Tactical Allocation Standard Class                   9,324      (10,030)          (706)         (38,341)
LVIP SSgA International Index Standard Class                            343         (151)           192             (706)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              --      (83,793)       (83,793)         (31,101)
LVIP Wilshire 2010 Profile Standard Class                             1,290       (1,123)           167               89
LVIP Wilshire 2020 Profile Standard Class                             4,505       (3,981)           524            9,283
LVIP Wilshire 2030 Profile Standard Class                             2,939       (3,287)          (348)           8,075
LVIP Wilshire 2040 Profile Standard Class                             2,165       (2,167)            (2)           3,297
LVIP Wilshire Conservative Profile Standard Class                    21,191       (4,781)        16,410            2,337
LVIP Wilshire Moderate Profile Standard Class                        49,060      (16,085)        32,975               17
LVIP Wilshire Moderately Aggressive Profile Standard Class           79,906      (27,908)        51,998          (12,859)
NB AMT Mid-Cap Growth I Class                                            --      (40,025)       (40,025)          12,068
NB AMT Partners I Class                                              27,775      (41,237)       (13,462)        (240,591)
T. Rowe Price International Stock Class I                            63,589      (65,698)        (2,109)          (4,676)

                                                                    DIVIDENDS                       NET CHANGE       NET INCREASE
                                                                       FROM          TOTAL         IN UNREALIZED    IN NET ASSETS
                                                                  NET REALIZED    NET REALIZED    APPRECIATION OR     RESULTING
                                                                     GAIN ON      GAIN (LOSS)      DEPRECIATION         FROM
SUBACCOUNT                                                         INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              $     --        $  68,842         $  260,385       $  343,875
ABVPSF Growth Class B                                                    --            1,202             86,187           81,924
ABVPSF Growth and Income Class B                                         --           (6,117)            71,239           60,226
American Century VP Balanced Class I                                     --          (85,379)           892,321          884,992
American Century VP Inflation Protection Class I                         --              281              1,418            2,284
American Funds Global Growth Class 2                                     --          (25,992)           315,659          304,513
American Funds Growth Class 2                                            --          (84,670)         2,318,272        2,200,487
American Funds Growth-Income Class 2                                     --          (56,373)           457,094          422,596
American Funds International Class 2                                     --         (108,517)           431,127          387,485
BlackRock Global Allocation V.I. Class I                                687              (59)             6,719            7,433
Delaware VIP Diversified Income Standard Class                        3,995           48,543              3,764          114,821
Delaware VIP High Yield Standard Class                                   --           27,041             61,399          161,959
Delaware VIP REIT Service Class                                          --         (383,099)         1,703,837        1,417,513
Delaware VIP Small Cap Value Service Class                               --          (15,551)           950,525          916,800
Delaware VIP Smid Cap Growth Service Class                               --            5,202            145,687          148,006
Delaware VIP Trend Service Class                                     41,576           55,152            129,367          177,034
Dreyfus Opportunistic Small Cap Initial Class                            --         (467,048)         3,576,907        3,081,045
Dreyfus Stock Index Initial Class                                        --          (55,582)         3,251,509        3,407,859
DWS VIP Alternative Asset Allocation Plus Class A                       371              385              3,242            3,708
DWS VIP Equity 500 Index Class A                                         --           (6,424)           225,613          233,413
DWS VIP Small Cap Index Class A                                          --          (16,842)           329,177          310,984
Fidelity VIP Asset Manager Initial Class                            110,184          (50,629)         2,504,715        2,611,817
Fidelity VIP Contrafund Service Class 2                               4,137         (131,136)         1,430,795        1,306,394
Fidelity VIP Equity-Income Initial Class                                 --         (486,973)         3,154,858        2,849,014
Fidelity VIP Growth Initial Class                                   124,099         (347,455)         8,403,617        7,797,401
Fidelity VIP Money Market Initial Class                                  38               38                 --               95
Janus Aspen Series Worldwide Institutional Class                         --         (125,973)         1,042,605          892,314
LVIP Baron Growth Opportunities Service Class                            --           48,384          2,349,992        2,299,482
LVIP Cohen & Steers Global Real Estate Standard Class                    --            8,395             11,485           18,648
LVIP Delaware Bond Standard Class                                    60,561          119,108              9,047          207,103
LVIP Delaware Foundation Aggressive Allocation Standard Class            --               47                 53              128
LVIP Delaware Foundation Conservative Allocation Standard Class          --           (7,321)            44,667           41,338
LVIP Delaware Foundation Moderate Allocation Standard Class              --                2                 95              119
LVIP Delaware Growth and Income Standard Class                           --          (27,579)           288,293          261,561
LVIP Delaware Social Awareness Standard Class                            --          (19,907)           402,588          369,289
LVIP Global Income Standard Class                                        --              124              1,601            2,959
LVIP Janus Capital Appreciation Standard Class                           --           12,710            109,846          119,837
LVIP Mondrian International Value Standard Class                         --         (171,139)           140,496           39,244
LVIP SSgA Bond Index Standard Class                                      --            1,830              4,809            8,201
LVIP SSgA Emerging Markets 100 Standard Class                            --            9,512             75,085           87,638
LVIP SSgA Global Tactical Allocation Standard Class                      --          (38,341)           113,333           74,286
LVIP SSgA International Index Standard Class                             --             (706)               642              128
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              --          (31,101)         2,209,259        2,094,365
LVIP Wilshire 2010 Profile Standard Class                                --               89             11,270           11,526
LVIP Wilshire 2020 Profile Standard Class                                --            9,283             34,052           43,859
LVIP Wilshire 2030 Profile Standard Class                                --            8,075             32,639           40,366
LVIP Wilshire 2040 Profile Standard Class                                --            3,297             28,778           32,073
LVIP Wilshire Conservative Profile Standard Class                        --            2,337             27,936           46,683
LVIP Wilshire Moderate Profile Standard Class                            --               17            137,621          170,613
LVIP Wilshire Moderately Aggressive Profile Standard Class               --          (12,859)           282,085          321,224
NB AMT Mid-Cap Growth I Class                                            --           12,068          1,075,772        1,047,815
NB AMT Partners I Class                                                  --         (240,591)           833,756          579,703
T. Rowe Price International Stock Class I                            21,196           16,520            858,095          872,506

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                        ABVPSF                                          AMERICAN
                                                        GLOBAL                  ABVPSF      AMERICAN   CENTURY VP
                                                       THEMATIC     ABVPSF    GROWTH AND   CENTURY VP  INFLATION
                                                        GROWTH      GROWTH      INCOME      BALANCED   PROTECTION
                                                       CLASS B     CLASS B      CLASS B      CLASS I    CLASS I
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                         $1,227,909   $ 411,355  $ 390,195   $ 8,013,178   $     --
Changes From Operations:
   - Net investment income (loss)                        (15,149)     (4,615)     9,799       337,337        102
   - Net realized gain (loss) on investments             (79,525)    (18,094)   (83,533)     (343,913)         2
   - Net change in unrealized appreciation
        or depreciation on investments                   735,927     155,558    148,206     1,052,997        109
                                                      ----------   ---------  ---------   -----------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     641,253     132,849     74,472     1,046,421        213
Changes From Unit Transactions:
   - Contract purchases                                  755,979     108,741    181,916       645,349     34,338
   - Contract withdrawals                               (657,360)   (105,209)  (235,326)   (1,138,219)    (1,007)
                                                      ----------   ---------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      98,619       3,532    (53,410)     (492,870)    33,331
                                                      ----------   ---------  ---------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  739,872     136,381     21,062       553,551     33,544
                                                      ----------   ---------  ---------   -----------   --------
NET ASSETS AT DECEMBER 31, 2009                        1,967,781     547,736    411,257     8,566,729     33,544
Changes From Operations:
   - Net investment income (loss)                         14,648      (5,465)    (4,896)       78,050        585
   - Net realized gain (loss) on investments              68,842       1,202     (6,117)      (85,379)       281
   - Net change in unrealized appreciation
        or depreciation on investments                   260,385      86,187     71,239       892,321      1,418
                                                      ----------   ---------  ---------   -----------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     343,875      81,924     60,226       884,992      2,284
Changes From Unit Transactions:
   - Contract purchases                                  541,069     150,526    206,058       578,911     99,107
   - Contract withdrawals                               (965,869)    (63,605)   (78,263)     (713,346)   (16,399)
                                                      ----------   ---------  ---------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (424,800)     86,921    127,795      (134,435)    82,708
                                                      ----------   ---------  ---------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (80,925)    168,845    188,021       750,557     84,992
                                                      ----------   ---------  ---------   -----------   --------
NET ASSETS AT DECEMBER 31, 2010                       $1,886,856   $ 716,581  $ 599,278   $ 9,317,286   $118,536
                                                      ==========   =========  =========   ===========   ========

                                                        AMERICAN      AMERICAN     AMERICAN       AMERICAN
                                                      FUNDS GLOBAL     FUNDS         FUNDS          FUNDS
                                                         GROWTH       GROWTH    GROWTH-INCOME  INTERNATIONAL
                                                         CLASS 2      CLASS 2       CLASS 2        CLASS 2
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $2,035,247   $ 9,052,595   $2,598,033     $ 4,689,833
Changes From Operations:
   - Net investment income (loss)                          11,564       (33,946)      21,611          29,731
   - Net realized gain (loss) on investments             (178,127)     (692,510)    (167,708)       (465,655)
   - Net change in unrealized appreciation
        or depreciation on investments                    954,402     4,082,351      994,843       2,197,740
                                                       ----------   -----------   ----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      787,839     3,355,895      848,746       1,761,816
Changes From Unit Transactions:
   - Contract purchases                                   619,819     2,242,243    1,000,033         995,867
   - Contract withdrawals                                (486,036)   (2,330,198)    (601,511)     (1,122,876)
                                                       ----------   -----------   ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      133,783       (87,955)     398,522        (127,009)
                                                       ----------   -----------   ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   921,622     3,267,940    1,247,268       1,634,807
                                                       ----------   -----------   ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                         2,956,869    12,320,535    3,845,301       6,324,640
Changes From Operations:
   - Net investment income (loss)                          14,846       (33,115)      21,875          64,875
   - Net realized gain (loss) on investments              (25,992)      (84,670)     (56,373)       (108,517)
   - Net change in unrealized appreciation
        or depreciation on investments                    315,659     2,318,272      457,094         431,127
                                                       ----------   -----------   ----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      304,513     2,200,487      422,596         387,485
Changes From Unit Transactions:
   - Contract purchases                                   445,630     2,119,766      927,197       1,099,653
   - Contract withdrawals                                (520,393)   (1,733,735)    (580,971)     (1,178,603)
                                                       ----------   -----------   ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (74,763)      386,031      346,226         (78,950)
                                                       ----------   -----------   ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   229,750     2,586,518      768,822         308,535
                                                       ----------   -----------   ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                        $3,186,619   $14,907,053   $4,614,123     $ 6,633,175
                                                       ==========   ===========   ==========     ===========

                                                                       DELAWARE VIP
                                                         BLACKROCK      DIVERSIFIED  DELAWARE VIP
                                                           GLOBAL         INCOME      HIGH YIELD   DELAWARE VIP
                                                      ALLOCATION V.I.    STANDARD      STANDARD    REIT SERVICE
                                                          CLASS I         CLASS        CLASS          CLASS
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $     --       $  965,994    $  432,072   $ 4,516,822
Changes From Operations:
   - Net investment income (loss)                             224           54,478        38,842       134,584
   - Net realized gain (loss) on investments                   20            6,689       (34,788)     (738,755)
   - Net change in unrealized appreciation
        or depreciation on investments                        383          203,662       266,284     1,587,608
                                                         --------       ----------    ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          627          264,829       270,338       983,437
Changes From Unit Transactions:
   - Contract purchases                                    30,398          575,936       645,192       785,027
   - Contract withdrawals                                  (1,018)        (317,092)     (235,523)     (774,463)
                                                         --------       ----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       29,380          258,844       409,669        10,564
                                                         --------       ----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    30,007          523,673       680,007       994,001
                                                         --------       ----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                            30,007        1,489,667     1,112,079     5,510,823
Changes From Operations:
   - Net investment income (loss)                             773           62,514        73,519        96,775
   - Net realized gain (loss) on investments                  (59)          48,543        27,041      (383,099)
   - Net change in unrealized appreciation
        or depreciation on investments                      6,719            3,764        61,399     1,703,837
                                                         --------       ----------    ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        7,433          114,821       161,959     1,417,513
Changes From Unit Transactions:
   - Contract purchases                                   142,698          658,660       548,305     1,696,537
   - Contract withdrawals                                 (46,106)        (527,211)     (379,679)   (1,123,139)
                                                         --------       ----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       96,592          131,449       168,626       573,398
                                                         --------       ----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   104,025          246,270       330,585     1,990,911
                                                         --------       ----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                          $134,032       $1,735,937    $1,442,664   $ 7,501,734
                                                         ========       ==========    ==========   ===========

See accompanying notes.

                                                                        DELAWARE VIP                    DREYFUS
                                                        DELAWARE VIP      SMID CAP       DELAWARE    OPPORTUNISTIC  DREYFUS STOCK
                                                      SMALL CAP VALUE     GROWTH        VIP TREND      SMALL CAP        INDEX
                                                       SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  INITIAL CLASS  INITIAL CLASS
                                                        SUBACCOUNT       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $2,072,326       $       --    $   613,656    $ 9,154,402    $22,644,321
Changes From Operations:
   - Net investment income (loss)                           (7,618)              --         (6,970)        56,766        249,264
   - Net realized gain (loss) on investments              (130,976)              --        (89,792)    (1,229,758)       707,630
   - Net change in unrealized appreciation
        or depreciation on investments                     785,582               --        395,760      3,227,911      4,262,532
                                                        ----------       ----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       646,988               --        298,998      2,054,919      5,219,426
Changes From Unit Transactions:
   - Contract purchases                                    432,563               --        114,061        603,806      1,552,993
   - Contract withdrawals                                 (390,757)              --       (137,958)    (1,259,420)    (3,304,606)
                                                        ----------       ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        41,806               --        (23,897)      (655,614)    (1,751,613)
                                                        ----------       ----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    688,794               --        275,101      1,399,305      3,467,813
                                                        ----------       ----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                          2,761,120               --        888,757     10,553,707     26,112,134
Changes From Operations:
   - Net investment income (loss)                          (18,174)          (2,883)        (7,485)       (28,814)       211,932
   - Net realized gain (loss) on investments               (15,551)           5,202         55,152       (467,048)       (55,582)
   - Net change in unrealized appreciation
        or depreciation on investments                     950,525          145,687        129,367      3,576,907      3,251,509
                                                        ----------       ----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       916,800          148,006        177,034      3,081,045      3,407,859
Changes From Unit Transactions:
   - Contract purchases                                  1,076,062        1,465,420        205,414        694,690      1,573,225
   - Contract withdrawals                                 (536,369)         (71,549)    (1,271,205)      (993,040)    (2,980,813)
                                                        ----------       ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       539,693        1,393,871     (1,065,791)      (298,350)    (1,407,588)
                                                        ----------       ----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,456,493        1,541,877       (888,757)     2,782,695      2,000,271
                                                        ----------       ----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                         $4,217,613       $1,541,877    $        --    $13,336,402    $28,112,405
                                                        ==========       ==========    ===========    ===========    ===========

                                                        DWS VIP
                                                      ALTERNATIVE                                  FIDELITY VIP
                                                         ASSET         DWS VIP        DWS VIP         ASSET
                                                       ALLOCATION    EQUITY 500      SMALL CAP       MANAGER
                                                      PLUS CLASS A  INDEX CLASS A  INDEX CLASS A  INITIAL CLASS
                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $    --     $1,146,701     $  907,329     $17,543,145
Changes From Operations:
   - Net investment income (loss)                            (81)        23,698          7,390         253,500
   - Net realized gain (loss) on investments                 104        (76,221)       (18,246)       (934,983)
   - Net change in unrealized appreciation
        or depreciation on investments                     2,064        381,746        243,684       5,136,246
                                                         -------     ----------     ----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       2,087        329,223        232,828       4,454,763
Changes From Unit Transactions:
   - Contract purchases                                   17,251        370,922        198,218         740,060
   - Contract withdrawals                                 (1,007)      (274,890)      (168,411)     (2,533,800)
                                                         -------     ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      16,244         96,032         29,807      (1,793,740)
                                                         -------     ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   18,331        425,255        262,635       2,661,023
                                                         -------     ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                           18,331      1,571,956      1,169,964      20,204,168
Changes From Operations:
   - Net investment income (loss)                             81         14,224         (1,351)        157,731
   - Net realized gain (loss) on investments                 385         (6,424)       (16,842)        (50,629)
   - Net change in unrealized appreciation
        or depreciation on investments                     3,242        225,613        329,177       2,504,715
                                                         -------     ----------     ----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       3,708        233,413        310,984       2,611,817
Changes From Unit Transactions:
   - Contract purchases                                   58,783        345,323        223,958       1,328,399
   - Contract withdrawals                                   (112)      (148,858)      (143,126)     (1,448,657)
                                                         -------     ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      58,671        196,465         80,832        (120,258)
                                                         -------     ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   62,379        429,878        391,816       2,491,559
                                                         -------     ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                          $80,710     $2,001,834     $1,561,780     $22,695,727
                                                         =======     ==========     ==========     ===========

                                                        FIDELITY VIP    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                         CONTRAFUND    EQUITY-INCOME     GROWTH       MONEY MARKET
                                                      SERVICE CLASS 2  INITIAL CLASS  INITIAL CLASS  INITIAL CLASS
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 5,679,216     $17,036,073    $29,297,559     $  26,507
Changes From Operations:
   - Net investment income (loss)                            13,952         235,266       (164,401)          240
   - Net realized gain (loss) on investments               (444,697)     (1,223,032)    (1,510,251)           --
   - Net change in unrealized appreciation
        or depreciation on investments                    2,396,009       5,690,445      9,088,881            --
                                                        -----------     -----------    -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      1,965,264       4,702,679      7,414,229           240
Changes From Unit Transactions:
   - Contract purchases                                   1,353,416       1,747,737      1,707,238        94,824
   - Contract withdrawals                                (1,125,480)     (2,722,034)    (3,522,844)     (101,800)
                                                        -----------     -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        227,936        (974,297)    (1,815,606)       (6,976)
                                                        -----------     -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   2,193,200       3,728,382      5,598,623        (6,736)
                                                        -----------     -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                           7,872,416      20,764,455     34,896,182        19,771
Changes From Operations:
   - Net investment income (loss)                             6,735         181,129       (258,761)           57
   - Net realized gain (loss) on investments               (131,136)       (486,973)      (347,455)           38
   - Net change in unrealized appreciation
        or depreciation on investments                    1,430,795       3,154,858      8,403,617            --
                                                        -----------     -----------    -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      1,306,394       2,849,014      7,797,401            95
Changes From Unit Transactions:
   - Contract purchases                                   1,699,731       1,798,993      2,501,826       143,791
   - Contract withdrawals                                (1,067,902)     (2,435,992)    (3,645,320)      (90,943)
                                                        -----------     -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        631,829        (636,999)    (1,143,494)       52,848
                                                        -----------     -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,938,223       2,212,015      6,653,907        52,943
                                                        -----------     -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                         $ 9,810,639     $22,976,470    $41,550,089     $  72,714
                                                        ===========     ===========    ===========     =========

See accompanying notes.

                                                                                                                         LVIP
                                                          JANUS                          LVIP                          DELAWARE
                                                       ASPEN SERIES       LVIP      COHEN & STEERS                    FOUNDATION
                                                        WORLDWIDE     BARON GROWTH    GLOBAL REAL        LVIP         AGGRESSIVE
                                                      INSTITUTIONAL  OPPORTUNITIES      ESTATE       DELAWARE BOND    ALLOCATION
                                                          CLASS      SERVICE CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $4,650,997     $ 6,669,680      $ 21,780       $2,440,073        $    --
Changes From Operations:
   - Net investment income (loss)                          22,722         (75,637)         (510)          88,904             23
   - Net realized gain (loss) on investments             (253,020)       (206,735)        5,252           31,078             21
   - Net change in unrealized appreciation
        or depreciation on investments                  1,874,422       2,729,367        19,812          329,554             40
                                                       ----------     -----------      --------       ----------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    1,644,124       2,446,995        24,554          449,536             84
Changes From Unit Transactions:
   - Contract purchases                                   421,273       1,016,248        77,147          675,445          2,250
   - Contract withdrawals                                (525,604)       (871,663)      (75,944)        (742,686)        (1,027)
                                                       ----------     -----------      --------       ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (104,331)        144,585         1,203          (67,241)         1,223
                                                       ----------     -----------      --------       ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,539,793       2,591,580        25,757          382,295          1,307
                                                       ----------     -----------      --------       ----------        -------
NET ASSETS AT DECEMBER 31, 2009                         6,190,790       9,261,260        47,537        2,822,368          1,307
Changes From Operations:
   - Net investment income (loss)                         (24,318)        (98,894)       (1,232)          78,948             28
   - Net realized gain (loss) on investments             (125,973)         48,384         8,395          119,108             47
   - Net change in unrealized appreciation
        or depreciation on investments                  1,042,605       2,349,992        11,485            9,047             53
                                                       ----------     -----------      --------       ----------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      892,314       2,299,482        18,648          207,103            128
Changes From Unit Transactions:
   - Contract purchases                                   406,277       1,388,105       138,424          819,017          4,053
   - Contract withdrawals                                (649,491)     (1,459,577)      (94,379)        (680,139)        (3,482)
                                                       ----------     -----------      --------       ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (243,214)        (71,472)       44,045          138,878            571
                                                       ----------     -----------      --------       ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   649,100       2,228,010        62,693          345,981            699
                                                       ----------     -----------      --------       ----------        -------
NET ASSETS AT DECEMBER 31, 2010                        $6,839,890     $11,489,270      $110,230       $3,168,349        $ 2,006
                                                       ==========     ===========      ========       ==========        =======

                                                           LVIP            LVIP
                                                         DELAWARE        DELAWARE          LVIP            LVIP
                                                        FOUNDATION      FOUNDATION       DELAWARE        DELAWARE
                                                       CONSERVATIVE      MODERATE       GROWTH AND        SOCIAL
                                                        ALLOCATION      ALLOCATION        INCOME        AWARENESS
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 329,346         $    --       $1,905,709      $2,835,687
Changes From Operations:
   - Net investment income (loss)                           6,454              11            2,128          (8,556)
   - Net realized gain (loss) on investments              (23,010)            225         (121,591)         77,575
   - Net change in unrealized appreciation
        or depreciation on investments                     89,177              45          547,585         735,681
                                                        ---------         -------       ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       72,621             281          428,122         804,700
Changes From Unit Transactions:
   - Contract purchases                                    65,005           2,695          253,906         234,753
   - Contract withdrawals                                 (88,426)         (2,342)        (409,805)       (359,496)
                                                        ---------         -------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (23,421)            353         (155,899)       (124,743)
                                                        ---------         -------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    49,200             634          272,223         679,957
                                                        ---------         -------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2009                           378,546             634        2,177,932       3,515,644
Changes From Operations:
   - Net investment income (loss)                           3,992              22              847         (13,392)
   - Net realized gain (loss) on investments               (7,321)              2          (27,579)        (19,907)
   - Net change in unrealized appreciation
        or depreciation on investments                     44,667              95          288,293         402,588
                                                        ---------         -------       ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       41,338             119          261,561         369,289
Changes From Unit Transactions:
   - Contract purchases                                   122,636             529          356,917         244,747
   - Contract withdrawals                                (103,929)             --         (215,035)       (270,101)
                                                        ---------         -------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       18,707             529          141,882         (25,354)
                                                        ---------         -------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    60,045             648          403,443         343,935
                                                        ---------         -------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                         $ 438,591         $ 1,282       $2,581,375      $3,859,579
                                                        =========         =======       ==========      ==========

                                                                                           LVIP
                                                                           LVIP          MONDRIAN          LVIP
                                                           LVIP        JANUS CAPITAL   INTERNATIONAL       SSGA
                                                       GLOBAL INCOME   APPRECIATION       VALUE         BOND INDEX
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $     --       $  805,948      $2,631,726       $     --
Changes From Operations:
   - Net investment income (loss)                             567             (971)         64,095          2,248
   - Net realized gain (loss) on investments                  (10)         (16,261)       (177,240)             4
   - Net change in unrealized appreciation
        or depreciation on investments                       (410)         332,414         616,063         (1,261)
                                                         --------       ----------      ----------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          147          315,182         502,918            991
Changes From Unit Transactions:
   - Contract purchases                                    48,232          212,504         357,782        166,470
   - Contract withdrawals                                    (999)        (187,348)       (410,050)        (1,018)
                                                         --------       ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       47,233           25,156         (52,268)       165,452
                                                         --------       ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    47,380          340,338         450,650        166,443
                                                         --------       ----------      ----------       --------
NET ASSETS AT DECEMBER 31, 2009                            47,380        1,146,286       3,082,376        166,443
Changes From Operations:
   - Net investment income (loss)                           1,234           (2,719)         69,887          1,562
   - Net realized gain (loss) on investments                  124           12,710        (171,139)         1,830
   - Net change in unrealized appreciation
        or depreciation on investments                      1,601          109,846         140,496          4,809
                                                         --------       ----------      ----------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        2,959          119,837          39,244          8,201
Changes From Unit Transactions:
   - Contract purchases                                    52,084          140,333         482,486         47,638
   - Contract withdrawals                                 (25,021)        (131,052)       (599,989)       (53,318)
                                                         --------       ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       27,063            9,281        (117,503)        (5,680)
                                                         --------       ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    30,022          129,118         (78,259)         2,521
                                                         --------       ----------      ----------       --------
NET ASSETS AT DECEMBER 31, 2010                          $ 77,402       $1,275,404      $3,004,117       $168,964
                                                         ========       ==========      ==========       ========

See accompanying notes.

                                                                           LVIP                            LVIP
                                                           LVIP            SSGA            LVIP        T. ROWE PRICE
                                                           SSGA           GLOBAL           SSGA         STRUCTURED         LVIP
                                                         EMERGING        TACTICAL      INTERNATIONAL      MID-CAP      WILSHIRE 2010
                                                        MARKETS 100     ALLOCATION        INDEX           GROWTH          PROFILE
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $      --       $ 602,397       $     --        $5,558,465       $ 72,410
Changes From Operations:
   - Net investment income (loss)                           1,255          46,215             95           (58,189)           832
   - Net realized gain (loss) on investments                6,584          15,258             (6)         (247,542)           855
   - Net change in unrealized appreciation
        or depreciation on investments                     15,636         146,863            123         2,752,566         16,765
                                                        ---------       ---------       --------        ----------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       23,475         208,336            212         2,446,835         18,452
Changes From Unit Transactions:
   - Contract purchases                                   208,810         263,735         11,351           568,481         18,897
   - Contract withdrawals                                 (73,171)        (94,549)          (999)         (730,526)        (6,266)
                                                        ---------       ---------       --------        ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      135,639         169,186         10,352          (162,045)        12,631
                                                        ---------       ---------       --------        ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   159,114         377,522         10,564         2,284,790         31,083
                                                        ---------       ---------       --------        ----------       --------
NET ASSETS AT DECEMBER 31, 2009                           159,114         979,919         10,564         7,843,255        103,493
Changes From Operations:
   - Net investment income (loss)                           3,041            (706)           192           (83,793)           167
   - Net realized gain (loss) on investments                9,512         (38,341)          (706)          (31,101)            89
   - Net change in unrealized appreciation
        or depreciation on investments                     75,085         113,333            642         2,209,259         11,270
                                                        ---------       ---------       --------        ----------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       87,638          74,286            128         2,094,365         11,526
Changes From Unit Transactions:
   - Contract purchases                                   533,521         219,908         29,355           616,806         12,567
   - Contract withdrawals                                (152,705)       (334,354)       (13,797)         (669,127)        (1,468)
                                                        ---------       ---------       --------        ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      380,816        (114,446)        15,558           (52,321)        11,099
                                                        ---------       ---------       --------        ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   468,454         (40,160)        15,686         2,042,044         22,625
                                                        ---------       ---------       --------        ----------       --------
NET ASSETS AT DECEMBER 31, 2010                         $ 627,568       $ 939,759       $ 26,250        $9,885,299       $126,118
                                                        =========       =========       ========        ==========       ========

                                                                                                           LVIP
                                                           LVIP            LVIP            LVIP          WILSHIRE
                                                       WILSHIRE 2020   WILSHIRE 2030   WILSHIRE 2040   CONSERVATIVE
                                                         PROFILE          PROFILE         PROFILE         PROFILE
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 118,534        $ 86,368        $ 48,221        $218,034
Changes From Operations:
   - Net investment income (loss)                           2,558           1,375             401           9,636
   - Net realized gain (loss) on investments                3,304           2,858              71          (4,130)
   - Net change in unrealized appreciation
        or depreciation on investments                     50,678          33,028          23,329          53,919
                                                        ---------        --------        --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       56,540          37,261          23,801          59,425
Changes From Unit Transactions:
   - Contract purchases                                   159,585         115,718          65,454         132,304
   - Contract withdrawals                                  (8,451)         (8,895)        (11,961)        (64,959)
                                                        ---------        --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      151,134         106,823          53,493          67,345
                                                        ---------        --------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   207,674         144,084          77,294         126,770
                                                        ---------        --------        --------        --------
NET ASSETS AT DECEMBER 31, 2009                           326,208         230,452         125,515         344,804
Changes From Operations:
   - Net investment income (loss)                             524            (348)             (2)         16,410
   - Net realized gain (loss) on investments                9,283           8,075           3,297           2,337
   - Net change in unrealized appreciation
        or depreciation on investments                     34,052          32,639          28,778          27,936
                                                        ---------        --------        --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       43,859          40,366          32,073          46,683
Changes From Unit Transactions:
   - Contract purchases                                   304,313         198,794         184,709         297,576
   - Contract withdrawals                                (136,085)        (83,999)        (38,226)        (62,139)
                                                        ---------        --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      168,228         114,795         146,483         235,437
                                                        ---------        --------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   212,087         155,161         178,556         282,120
                                                        ---------        --------        --------        --------
NET ASSETS AT DECEMBER 31, 2010                         $ 538,295        $385,613        $304,071        $626,924
                                                        =========        ========        ========        ========

                                                                           LVIP
                                                           LVIP          WILSHIRE
                                                         WILSHIRE       MODERATELY      NB AMT
                                                         MODERATE       AGGRESSIVE      MID-CAP     NB AMT
                                                          PROFILE         PROFILE      GROWTH I   PARTNERS I
                                                      STANDARD CLASS  STANDARD CLASS     CLASS      CLASS
                                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $  928,628      $1,862,665    $2,550,181  $2,884,477
Changes From Operations:
   - Net investment income (loss)                           44,612          79,719       (28,640)     54,552
   - Net realized gain (loss) on investments                 7,648          23,025      (110,978)   (117,334)
   - Net change in unrealized appreciation
        or depreciation on investments                     255,613         452,752       936,538   1,518,092
                                                        ----------      ----------    ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       307,873         555,496       796,920   1,455,310
Changes From Unit Transactions:
   - Contract purchases                                    449,067         353,975       663,173     596,485
   - Contract withdrawals                                 (119,044)       (165,665)     (467,198)   (767,933)
                                                        ----------      ----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       330,023         188,310       195,975    (171,448)
                                                        ----------      ----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    637,896         743,806       992,895   1,283,862
                                                        ----------      ----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                          1,566,524       2,606,471     3,543,076   4,168,339
Changes From Operations:
   - Net investment income (loss)                           32,975          51,998       (40,025)    (13,462)
   - Net realized gain (loss) on investments                    17         (12,859)       12,068    (240,591)
   - Net investment income (loss)
        or depreciation on investments                     137,621         282,085     1,075,772     833,756
                                                        ----------      ----------    ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       170,613         321,224     1,047,815     579,703
Changes From Unit Transactions:
   - Contract purchases                                    426,044         394,319       849,501     627,643
   - Contract withdrawals                                 (379,580)       (312,917)     (488,838)   (883,242)
                                                        ----------      ----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        46,464          81,402       360,663    (255,599)
                                                        ----------      ----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    217,077         402,626     1,408,478     324,104
                                                        ----------      ----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                         $1,783,601      $3,009,097    $4,951,554  $4,492,443
                                                        ==========      ==========    ==========  ==========

See accompanying notes.

                                                                           T. ROWE PRICE
                                                                           INTERNATIONAL
                                                                               STOCK
                                                                               CLASS I
                                                                            SUBACCOUNT
----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                               $4,512,389
Changes From Operations:
   - Net investment income (loss)                                               91,888
   - Net realized gain (loss) on investments                                  (191,820)
   - Net change in unrealized appreciation or depreciation on investments    2,312,120
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         2,212,188
Changes From Unit Transactions:
   - Contract purchases                                                        508,059
   - Contract withdrawals                                                     (742,784)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (234,725)
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,977,463
                                                                             ---------
NET ASSETS AT DECEMBER 31, 2009                                              6,489,852
Changes From Operations:
   - Net investment income (loss)                                               (2,109)
   - Net realized gain (loss) on investments                                    16,520
   - Net change in unrealized appreciation or depreciation on investments      858,095
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           872,506
Changes From Unit Transactions:
   - Contract purchases                                                        690,768
   - Contract withdrawals                                                     (597,635)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          93,133
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        965,639
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2010                                             $7,455,491
                                                                            ==========

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-two mutual funds (the Funds) of twelve diversified, open-ended. management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth Class B Fund
   ABVPSF Growth and Income Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Class I Portfolio
   American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Opportunistic Small Cap Initial Class Portfolio
   Dreyfus Stock Index Initial Class Fund
DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
   Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Fund
   NB AMT Partners I Class Fund
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Class I Portfolio

*  Denotes an affiliate of the Company

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the American Century VP Inflation Protection Class I Portfolio, the BlackRock Global Allocation V.I. Class I Fund, the DWS VIP Alternative Asset Allocation Plus Class A Fund, the LVIP Delaware Foundation Moderate Allocation Standard Class Fund, the LVIP Global Income Standard Class Fund, the LVIP SSgA Bond Index Standard Class Fund, the LVIP SSgA Emerging Markets 100 Standard Class Fund and the LVIP SSgA International Index Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subac-counts are for the period from the commencement of operations to December 31, 2009.

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP Delaware Managed Standard Class Fund merged into the LVIP Delaware Foundation Conservative Allocation Standard Class Fund.

During 2009, the ABVPSF Global Technology Class B Fund changed its name to the ABVPSF Global Thematic Growth Class B Fund and the Janus Aspen Series Worldwide Growth Institutional Class Portfolio changed its name to the Janus Aspen Series Worldwide Institutional Class Portfolio.

During 2010, the Dreyfus Developing Leaders Portfolio Institutional Class changed its name to the Dreyfus Opportunistic Small Cap Portfolio Initial Class and the LVIP Wilshire Aggressive Profile Fund Standard Class changed its name to the LVIP SSgA Global Tactical Allocation Fund Standard Class.

Also during 2010, the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                       2010                   1.00%       $ 5.41      349,065    $ 1,886,856     17.40%     1.78%
                                       2009                   1.00%         4.60      427,389      1,967,781     51.62%     0.00%
                                       2008                   1.00%         3.04      404,353      1,227,909    -47.99%     0.00%
                                       2007                   1.00%         5.84      361,015      2,107,815     18.70%     0.00%
                                       2006                   1.00%         4.92      282,192      1,388,016      7.30%     0.00%
ABVPSF GROWTH CLASS B
                                       2010                   1.00%         7.27       98,605        716,581     13.65%     0.05%
                                       2009                   1.00%         6.39       85,662        547,736     31.55%     0.00%
                                       2008                   1.00%         4.86       84,627        411,355    -43.17%     0.00%
                                       2007                   1.00%         8.55      101,904        871,597     11.54%     0.00%
                                       2006                   1.00%         7.67       88,604        679,421     -2.22%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
                                       2010                   1.00%        10.83       55,342        599,278     11.68%     0.00%
                                       2009                   1.00%         9.70       42,413        411,257     19.15%     3.65%
                                       2008                   1.00%         8.14       47,948        390,195    -41.29%     1.80%
                                       2007                   1.00%        13.86       33,597        465,721      3.82%     1.12%
                                       2006                   1.00%        13.35       24,821        331,426     15.82%     1.04%
AMERICAN CENTURY VP BALANCED CLASS I
                                       2010                   1.00%        28.66      325,144      9,317,286     10.53%     1.90%
                                       2009                   1.00%        25.93      330,418      8,566,729     14.33%     5.28%
                                       2008                   1.00%        22.68      353,367      8,013,178    -21.12%     2.60%
                                       2007                   1.00%        28.75      383,479     11,025,038      3.89%     2.09%
                                       2006                   1.00%        27.67      419,196     11,600,498      8.53%     1.94%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
                                       2010                   1.00%        11.07       10,708        118,536      4.32%     1.76%
                                       2009    9/21/09        1.00%        10.61        3,161         33,544      2.25%     0.82%

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                       2010                   1.00%       $16.47      193,534    $ 3,186,619     10.63%     1.51%
                                       2009                   1.00%        14.88      198,677      2,956,869     40.89%     1.50%
                                       2008                   1.00%        10.56      192,667      2,035,247    -39.00%     1.83%
                                       2007                   1.00%        17.32      180,377      3,123,771     13.71%     2.98%
                                       2006                   1.00%        15.23      110,923      1,689,411     19.23%     0.75%
AMERICAN FUNDS GROWTH CLASS 2
                                       2010                   1.00%        10.33    1,443,745     14,907,053     17.50%     0.74%
                                       2009                   1.00%         8.79    1,402,062     12,320,535     38.02%     0.67%
                                       2008                   1.00%         6.37    1,421,895      9,052,595    -44.53%     0.84%
                                       2007                   1.00%        11.48    1,333,966     15,310,258     11.23%     0.81%
                                       2006                   1.00%        10.32    1,236,048     12,754,062      9.12%     0.85%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                       2010                   1.00%        12.03      383,423      4,614,123     10.32%     1.54%
                                       2009                   1.00%        10.91      352,506      3,845,301     29.94%     1.70%
                                       2008                   1.00%         8.40      309,462      2,598,033    -38.47%     1.75%
                                       2007                   1.00%        13.64      300,110      4,094,602      4.00%     1.70%
                                       2006                   1.00%        13.12      190,840      2,503,669     14.06%     1.94%
AMERICAN FUNDS INTERNATIONAL CLASS 2
                                       2010                   1.00%        13.13      505,100      6,633,175      6.17%     2.06%
                                       2009                   1.00%        12.37      511,305      6,324,640     41.65%     1.57%
                                       2008                   1.00%         8.73      537,052      4,689,833    -42.70%     1.90%
                                       2007                   1.00%        15.24      533,371      8,128,674     18.83%     1.63%
                                       2006                   1.00%        12.83      443,079      5,682,642     17.79%     1.69%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
                                       2010                   1.00%        12.42       10,790        134,032      8.96%     2.06%
                                       2009    9/11/09        1.00%        11.40        2,632         30,007      3.78%     1.36%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
                                       2010                   1.00%        15.60      111,312      1,735,937      6.98%     4.63%
                                       2009                   1.00%        14.58      102,190      1,489,667     25.70%     5.66%
                                       2008                   1.00%        11.60       83,295        965,994     -5.49%     3.70%
                                       2007                   1.00%        12.27       59,178        726,193      6.56%     2.85%
                                       2006                   1.00%        11.52       33,323        383,741      6.85%     1.35%
DELAWARE VIP HIGH YIELD STANDARD CLASS
                                       2010                   1.00%        14.71       98,043      1,442,664     14.17%     7.10%
                                       2009                   1.00%        12.89       86,286      1,112,079     47.49%     6.32%
                                       2008                   1.00%         8.74       49,446        432,072    -24.93%     8.58%
                                       2007                   1.00%        11.64       48,190        560,935      1.77%     5.22%
                                       2006                   1.00%        11.44       19,915        227,777     11.33%     4.55%
DELAWARE VIP REIT SERVICE CLASS
                                       2010                   1.00%        23.30      321,971      7,501,734     25.35%     2.51%
                                       2009                   1.00%        18.59      296,479      5,510,823     22.01%     4.16%
                                       2008                   1.00%        15.23      296,495      4,516,822    -35.93%     2.00%
                                       2007                   1.00%        23.78      333,954      7,940,484    -15.03%     1.25%
                                       2006                   1.00%        27.98      428,242     11,983,864     31.01%     1.57%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
                                       2010                   1.00%        16.32      258,434      4,217,613     30.60%     0.45%
                                       2009                   1.00%        12.50      220,966      2,761,120     30.25%     0.66%
                                       2008                   1.00%         9.59      216,018      2,072,326    -30.76%     0.45%
                                       2007                   1.00%        13.86      194,167      2,690,401     -7.77%     0.27%
                                       2006                   1.00%        15.02      223,729      3,361,010     14.73%     0.02%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
                                       2010    10/8/10        1.00%        10.11      152,446      1,541,877     13.45%     0.00%
DELAWARE VIP TREND SERVICE CLASS
                                       2009                   1.00%         7.47      118,916        888,757     52.84%     0.00%
                                       2008                   1.00%         4.89      125,490        613,656    -47.39%     0.00%
                                       2007                   1.00%         9.29      146,079      1,357,784      9.36%     0.00%
                                       2006                   1.00%         8.50      138,720      1,179,023      6.27%     0.00%

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
                                       2010                   1.00%       $23.39      570,057    $13,336,402     29.85%     0.74%
                                       2009                   1.00%        18.02      585,749     10,553,707     24.78%     1.63%
                                       2008                   1.00%        14.44      634,005      9,154,402    -38.21%     0.91%
                                       2007                   1.00%        23.37      688,943     16,100,263    -11.94%     0.76%
                                       2006                   1.00%        26.54      800,394     21,242,177      2.74%     0.41%
DREYFUS STOCK INDEX INITIAL CLASS
                                       2010                   1.00%        41.29      680,820     28,112,405     13.70%     1.82%
                                       2009                   1.00%        36.32      718,988     26,112,134     25.08%     2.10%
                                       2008                   1.00%        29.04      779,859     22,644,321    -37.77%     2.10%
                                       2007                   1.00%        46.66      856,874     39,980,048      4.21%     1.71%
                                       2006                   1.00%        44.77      927,676     41,535,735     14.35%     1.65%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
                                       2010                   1.00%        12.52        6,446         80,710     11.35%     1.22%
                                       2009    7/13/09        1.00%        11.25        1,630         18,331     14.80%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
                                       2010                   1.00%        12.12      165,159      2,001,834     13.56%     1.84%
                                       2009                   1.00%        10.67      147,283      1,571,956     25.07%     2.80%
                                       2008                   1.00%         8.53      134,370      1,146,701    -37.78%     2.36%
                                       2007                   1.00%        13.72      115,690      1,586,702      4.25%     1.45%
                                       2006                   1.00%        13.16      136,605      1,797,198     14.37%     1.08%
DWS VIP SMALL CAP INDEX CLASS A
                                       2010                   1.00%        14.06      111,078      1,561,780     25.14%     0.90%
                                       2009                   1.00%        11.24      104,127      1,169,964     25.31%     1.77%
                                       2008                   1.00%         8.97      101,194        907,329    -34.78%     1.57%
                                       2007                   1.00%        13.75       89,754      1,233,904     -2.88%     0.79%
                                       2006                   1.00%        14.15       75,677      1,071,171     16.32%     0.65%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
                                       2010                   1.00%        32.78      692,269     22,695,727     13.13%     1.76%
                                       2009                   1.00%        28.98      697,176     20,204,168     27.83%     2.39%
                                       2008                   1.00%        22.67      773,813     17,543,145    -29.43%     2.56%
                                       2007                   1.00%        32.12      846,875     27,205,661     14.35%     6.11%
                                       2006                   1.00%        28.09      935,393     26,277,239      6.25%     2.73%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
                                       2010                   1.00%        13.77      712,498      9,810,639     15.76%     1.08%
                                       2009                   1.00%        11.89      661,861      7,872,416     34.12%     1.22%
                                       2008                   1.00%         8.87      640,385      5,679,216    -43.26%     0.86%
                                       2007                   1.00%        15.63      604,133      9,442,839     16.14%     0.78%
                                       2006                   1.00%        13.46      583,047      7,847,080     10.32%     1.01%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
                                       2010                   1.00%        28.78      798,289     22,976,470     14.00%     1.86%
                                       2009                   1.00%        25.25      822,466     20,764,455     28.91%     2.32%
                                       2008                   1.00%        19.58      869,886     17,036,073    -43.23%     2.48%
                                       2007                   1.00%        34.49      948,739     32,726,578      0.52%     1.80%
                                       2006                   1.00%        34.32      963,428     33,061,338     19.00%     3.36%
FIDELITY VIP GROWTH INITIAL CLASS
                                       2010                   1.00%        40.54    1,025,023     41,550,089     22.94%     0.28%
                                       2009                   1.00%        32.97    1,058,344     34,896,182     27.01%     0.45%
                                       2008                   1.00%        25.96    1,128,544     29,297,559    -47.69%     0.79%
                                       2007                   1.00%        49.63    1,253,249     62,200,977     25.70%     0.83%
                                       2006                   1.00%        39.48    1,361,243     53,747,054      5.79%     0.40%
FIDELITY VIP MONEY MARKET INITIAL CLASS
                                       2010                   0.00%        17.96        4,049         72,714      0.24%     0.18%
                                       2009                   0.00%        17.92        1,104         19,771      0.72%     0.79%
                                       2008                   0.00%        17.79        1,490         26,507      3.02%     3.05%
                                       2007                   0.00%        17.27        8,674        149,761      5.21%     5.06%
                                       2006                   0.00%        16.41        1,150         18,876      4.89%     3.96%

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
                                       2010                   1.00%       $14.00      488,615    $ 6,839,890     14.68%     0.61%
                                       2009                   1.00%        12.21      507,181      6,190,790     36.33%     1.44%
                                       2008                   1.00%         8.95      519,461      4,650,997    -45.21%     1.21%
                                       2007                   1.00%        16.34      561,081      9,169,397      8.54%     0.77%
                                       2006                   1.00%        15.06      587,100      8,839,962     17.03%     1.76%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
                                       2010                   1.00%        32.07      358,268     11,489,270     25.13%     0.00%
                                       2009                   1.00%        25.63      361,356      9,261,260     36.95%     0.00%
                                       2008                   1.00%        18.71      356,393      6,669,680    -39.74%     0.00%
                                       2007                   1.00%        31.06      393,339     12,216,063      2.39%     0.00%
                                       2006                   1.00%        30.33      387,931     11,766,705     14.37%     0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
                                       2010                   1.00%         7.56       14,582        110,230     16.80%     0.00%
                                       2009                   1.00%         6.47        7,345         47,537     36.46%     0.00%
                                       2008                   1.00%         4.74        4,592         21,780    -42.61%     1.53%
                                       2007     6/6/07        1.00%         8.26        3,077         25,426    -15.71%     0.37%
LVIP DELAWARE BOND STANDARD CLASS
                                       2010                   1.00%        14.10      224,683      3,168,349      7.41%     3.62%
                                       2009                   1.00%        13.13      214,978      2,822,368     17.72%     4.26%
                                       2008                   1.00%        11.15      218,790      2,440,073     -3.89%     5.24%
                                       2007                   1.00%        11.60      147,615      1,712,930      4.40%     5.11%
                                       2006                   1.00%        11.12      123,332      1,370,887      3.67%     4.68%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
                                       2010                   1.00%        13.35          150          2,006     11.33%     2.40%
                                       2009    9/18/09        1.00%        11.99          109          1,307      4.58%     1.61%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
                                       2010                   1.00%        12.42       35,308        438,591      9.33%     1.92%
                                       2009                   1.00%        11.36       33,318        378,546     21.62%     2.84%
                                       2008                   1.00%         9.34       35,256        329,346    -27.69%     2.65%
                                       2007                   1.00%        12.92       31,390        405,501      3.54%     3.37%
                                       2006                   1.00%        12.48       14,848        185,242      9.47%     2.15%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
                                       2010                   1.00%        12.97           99          1,282      9.92%     3.29%
                                       2009     7/1/09        1.00%        11.80           54            634     17.22%     1.28%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                                       2010                   1.00%         9.37      275,522      2,581,375     11.81%     1.04%
                                       2009                   1.00%         8.38      259,919      2,177,932     23.44%     1.11%
                                       2008                   1.00%         6.79      280,740      1,905,709    -36.41%     1.27%
                                       2007                   1.00%        10.67      302,483      3,228,898      5.06%     1.25%
                                       2006                   1.00%        10.16      262,714      2,669,227     11.24%     1.28%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
                                       2010                   1.00%        15.49      249,130      3,859,579     10.46%     0.62%
                                       2009                   1.00%        14.03      250,665      3,515,644     28.71%     0.72%
                                       2008                   1.00%        10.90      260,225      2,835,687    -35.06%     0.98%
                                       2007                   1.00%        16.78      252,512      4,237,480      1.94%     0.86%
                                       2006                   1.00%        16.46      252,631      4,158,743     11.19%     0.86%
LVIP GLOBAL INCOME STANDARD CLASS
                                       2010                   1.00%        11.80        6,559         77,402      8.59%     3.36%
                                       2009     9/2/09        1.00%        10.87        4,360         47,380      3.30%     2.12%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
                                       2010                   1.00%         7.07      180,338      1,275,404     10.24%     0.76%
                                       2009                   1.00%         6.42      178,677      1,146,286     37.15%     0.90%
                                       2008                   1.00%         4.68      172,294        805,948    -41.41%     0.66%
                                       2007                   1.00%         7.98      174,123      1,390,865     19.22%     0.29%
                                       2006                   1.00%         6.70      150,835      1,010,128      8.58%     0.19%

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
                                       2010                   1.00%       $14.81      202,794    $ 3,004,117      1.44%     3.43%
                                       2009                   1.00%        14.60      211,082      3,082,376     20.03%     3.44%
                                       2008                   1.00%        12.17      216,316      2,631,726    -37.29%     4.40%
                                       2007                   1.00%        19.40      270,233      5,242,358     10.38%     2.09%
                                       2006                   1.00%        17.58      210,866      3,706,023     28.71%     4.16%
LVIP SSGA BOND INDEX STANDARD CLASS
                                       2010                   1.00%        10.89       15,509        168,964      4.91%     1.91%
                                       2009    6/22/09        1.00%        10.38       16,028        166,443      3.52%     2.85%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
                                       2010                   1.00%        17.25       36,371        627,568     26.50%     1.89%
                                       2009    6/26/09        1.00%        13.64       11,665        159,114     36.02%     1.62%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
                                       2010                   1.00%        11.40       82,435        939,759      7.65%     0.93%
                                       2009                   1.00%        10.59       92,538        979,919     29.50%     7.18%
                                       2008                   1.00%         8.18       73,666        602,397    -41.05%     0.58%
                                       2007                   1.00%        13.87       62,192        862,755      9.91%     1.07%
                                       2006                   1.00%        12.62       24,872        313,927     15.39%     1.05%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
                                       2010                   1.00%        12.84        2,044         26,250      5.99%     2.28%
                                       2009     8/4/09        1.00%        12.12          872         10,564      8.33%     2.06%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
                                       2010                   1.00%        15.74      628,014      9,885,299     27.09%     0.00%
                                       2009                   1.00%        12.39      633,285      7,843,255     44.89%     0.10%
                                       2008                   1.00%         8.55      650,255      5,558,465    -43.35%     0.00%
                                       2007                   1.00%        15.09      705,708     10,648,143     12.46%     0.00%
                                       2006                   1.00%        13.42      776,449     10,417,840      8.19%     0.00%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
                                       2010                   1.00%        10.74       11,739        126,118     10.36%     1.15%
                                       2009                   1.00%         9.74       10,631        103,493     23.17%     1.97%
                                       2008                   1.00%         7.90        9,161         72,410    -24.67%     1.99%
                                       2007     6/6/07        1.00%        10.49        1,013         10,631      5.50%     1.26%
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
                                       2010                   1.00%        10.33       52,134        538,295     10.92%     1.13%
                                       2009                   1.00%         9.31       35,042        326,208     24.41%     2.10%
                                       2008                   1.00%         7.48       15,841        118,534    -27.62%     1.68%
                                       2007     6/6/07        1.00%        10.34        4,464         46,143      4.03%     0.61%
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
                                       2010                   1.00%        10.10       38,169        385,613     11.43%     0.90%
                                       2009                   1.00%         9.07       25,417        230,452     26.68%     1.94%
                                       2008                   1.00%         7.16       12,067         86,368    -31.47%     1.76%
                                       2007     6/6/07        1.00%        10.44        1,012         10,565      4.79%     0.67%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
                                       2010                   1.00%         9.56       31,803        304,071     12.53%     1.00%
                                       2009                   1.00%         8.50       14,773        125,515     29.65%     1.49%
                                       2008                   1.00%         6.55        7,359         48,221    -36.19%     0.77%
                                       2007     6/6/07        1.00%        10.27          741          7,607      2.95%     1.17%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
                                       2010                   1.00%        13.00       48,238        626,924      9.40%     4.44%
                                       2009                   1.00%        11.88       29,025        344,804     23.61%     4.64%
                                       2008                   1.00%         9.61       22,686        218,034    -19.25%     1.93%
                                       2007                   1.00%        11.90       14,059        167,333      6.70%     3.26%
                                       2006                   1.00%        11.15        4,222         47,097      8.25%     1.69%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
                                       2010                   1.00%        12.89      138,348      1,783,601     10.85%     3.05%
                                       2009                   1.00%        11.63      134,690      1,566,524     26.76%     4.68%
                                       2008                   1.00%         9.17      101,213        928,628    -27.35%     1.97%
                                       2007                   1.00%        12.63       90,110      1,137,959      8.18%     1.79%
                                       2006                   1.00%        11.67       32,085        374,540     10.92%     1.08%

                                                                                                                         INVESTMENT
                                             COMMENCEMENT                              UNITS                    TOTAL      INCOME
SUBACCOUNT                             YEAR    DATE(1)     FEE RATE(2)  UNIT VALUE  OUTSTANDING  NET ASSETS   RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
                                       2010                   1.00%       $12.35      243,564    $ 3,009,097     11.60%     2.86%
                                       2009                   1.00%        11.07      235,447      2,606,471     27.75%     4.69%
                                       2008                   1.00%         8.67      214,942      1,862,665    -34.08%     0.94%
                                       2007                   1.00%        13.15      248,025      3,260,699      8.72%     1.86%
                                       2006                   1.00%        12.09      149,575      1,808,714     13.01%     1.25%
NB AMT MID-CAP GROWTH I CLASS
                                       2010                   1.00%         8.47      584,625      4,951,554     27.81%     0.00%
                                       2009                   1.00%         6.63      534,677      3,543,076     30.29%     0.00%
                                       2008                   1.00%         5.09      501,407      2,550,181    -43.93%     0.00%
                                       2007                   1.00%         9.07      565,767      5,132,325     21.31%     0.00%
                                       2006                   1.00%         7.48      302,990      2,265,747     13.55%     0.00%
NB AMT PARTNERS I CLASS
                                       2010                   1.00%        16.78      267,771      4,492,443     14.52%     0.67%
                                       2009                   1.00%        14.65      284,518      4,168,339     54.52%     2.61%
                                       2008                   1.00%         9.48      304,230      2,884,477    -52.87%     0.52%
                                       2007                   1.00%        20.12      314,438      6,325,305      8.25%     0.65%
                                       2006                   1.00%        18.58      325,433      6,047,662     11.12%     0.69%
T. ROWE PRICE INTERNATIONAL STOCK CLASS I
                                       2010                   1.00%        18.38      405,647      7,455,491     13.32%     0.97%
                                       2009                   1.00%        16.22      400,133      6,489,852     50.87%     2.74%
                                       2008                   1.00%        10.75      419,745      4,512,389    -49.21%     1.95%
                                       2007                   1.00%        21.17      449,128      9,507,028     11.91%     1.43%
                                       2006                   1.00%        18.92      461,446      8,728,412     17.91%     1.16%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                  AGGREGATE  AGGREGATE
                                                                   COST OF    PROCEEDS
SUBACCOUNT                                                        PURCHASES  FROM SALES
---------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                            $  525,153  $  935,144
ABVPSF Growth Class B                                               151,751      58,567
ABVPSF Growth and Income Class B                                    199,158      71,998
American Century VP Balanced Class I                                521,819     573,369
American Century VP Inflation Protection Class I                     99,658      16,689
American Funds Global Growth Class 2                                387,173     437,182
American Funds Growth Class 2                                     1,431,318   1,067,684
American Funds Growth-Income Class 2                                825,180     458,380
American Funds International Class 2                                927,918     928,496
BlackRock Global Allocation V.I. Class I                            127,549      24,784
Delaware VIP Diversified Income Standard Class                      661,352     464,275
Delaware VIP High Yield Standard Class                              558,552     285,097
Delaware VIP REIT Service Class                                   1,575,270     896,066
Delaware VIP Small Cap Value Service Class                          903,563     382,666
Delaware VIP Smid Cap Growth Service Class                        1,449,625      58,895
Delaware VIP Trend Service Class                                    234,947   1,266,568
Dreyfus Opportunistic Small Cap Initial Class                       456,255     785,158
Dreyfus Stock Index Initial Class                                 1,224,215   2,417,265
DWS VIP Alternative Asset Allocation Plus Class A                    59,216         236
DWS VIP Equity 500 Index Class A                                    338,472     128,861
DWS VIP Small Cap Index Class A                                     202,515     123,493
Fidelity VIP Asset Manager Initial Class                          1,413,107   1,264,504
Fidelity VIP Contrafund Service Class 2                           1,341,050     699,980
Fidelity VIP Equity-Income Initial Class                          1,369,724   1,826,821
Fidelity VIP Growth Initial Class                                 1,499,039   2,764,535
Fidelity VIP Money Market Initial Class                             131,522      78,736
Janus Aspen Series Worldwide Institutional Class                    263,102     528,635
LVIP Baron Growth Opportunities Service Class                       894,679   1,066,964
LVIP Cohen & Steers Global Real Estate Standard Class               135,941      93,378
LVIP Delaware Bond Standard Class                                   887,969     610,300
LVIP Delaware Foundation Aggressive Allocation Standard Class         4,099       3,500
LVIP Delaware Foundation Conservative Allocation Standard Class     123,530     101,375
LVIP Delaware Foundation Moderate Allocation Standard Class             562          12
LVIP Delaware Growth and Income Standard Class                      321,676     178,343
LVIP Delaware Social Awareness Standard Class                       218,348     257,754
LVIP Global Income Standard Class                                    53,301      25,251
LVIP Janus Capital Appreciation Standard Class                      128,970     122,584
LVIP Mondrian International Value Standard Class                    507,396     555,752
LVIP SSgA Bond Index Standard Class                                  50,019      54,137
LVIP SSgA Emerging Markets 100 Standard Class                       539,467     129,269
LVIP SSgA Global Tactical Allocation Standard Class                 202,791     318,100
LVIP SSgA International Index Standard Class                         29,602      13,854
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         397,751     534,276
LVIP Wilshire 2010 Profile Standard Class                            13,069       1,703
LVIP Wilshire 2020 Profile Standard Class                           300,120     132,427
LVIP Wilshire 2030 Profile Standard Class                           191,630      77,229
LVIP Wilshire 2040 Profile Standard Class                           178,073      31,695
LVIP Wilshire Conservative Profile Standard Class                   304,544      48,328
LVIP Wilshire Moderate Profile Standard Class                       433,092     354,449
LVIP Wilshire Moderately Aggressive Profile Standard Class          405,394     272,477
NB AMT Mid-Cap Growth I Class                                       674,548     353,175
NB AMT Partners I Class                                             461,214     780,887
T. Rowe Price International Stock Class I                           627,752     518,435

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                              NET
                                                                   SHARES    ASSET  FAIR VALUE     COST OF
SUBACCOUNT                                                         OWNED     VALUE   OF SHARES     SHARES
------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               99,363  $18.99  $ 1,886,902  $ 1,556,864
ABVPSF Growth Class B                                               36,512   19.62      716,373      632,645
ABVPSF Growth and Income Class B                                    35,206   17.01      598,857      582,050
American Century VP Balanced Class I                             1,479,789    6.30    9,322,672    9,988,627
American Century VP Inflation Protection Class I                    10,640   11.11      118,213      116,686
American Funds Global Growth Class 2                               148,319   21.48    3,185,902    3,051,098
American Funds Growth Class 2                                      274,313   54.34   14,906,179   14,166,341
American Funds Growth-Income Class 2                               134,680   34.25    4,612,800    4,724,732
American Funds International Class 2                               368,834   17.98    6,631,637    6,909,994
BlackRock Global Allocation V.I. Class I                             8,282   16.15      133,746      126,644
Delaware VIP Diversified Income Standard Class                     153,815   11.28    1,735,037    1,575,890
Delaware VIP High Yield Standard Class                             244,025    6.04    1,473,910    1,310,936
Delaware VIP REIT Service Class                                    784,004    9.58    7,510,755    9,624,398
Delaware VIP Small Cap Value Service Class                         132,227   31.89    4,216,723    3,655,994
Delaware VIP Smid Cap Growth Service Class                          71,206   21.65    1,541,619    1,395,932
Dreyfus Opportunistic Small Cap Initial Class                      435,912   30.59   13,334,554   17,551,522
Dreyfus Stock Index Initial Class                                  947,569   29.67   28,114,370   26,118,171
DWS VIP Alternative Asset Allocation Plus Class A                    5,817   13.85       80,568       75,262
DWS VIP Equity 500 Index Class A                                   151,922   13.17    2,000,819    1,891,657
DWS VIP Small Cap Index Class A                                    125,808   12.41    1,561,282    1,585,111
Fidelity VIP Asset Manager Initial Class                         1,560,962   14.54   22,696,385   23,832,215
Fidelity VIP Contrafund Service Class 2                            417,571   23.49    9,808,752   10,383,761
Fidelity VIP Equity-Income Initial Class                         1,207,907   19.02   22,974,399   26,587,629
Fidelity VIP Growth Initial Class                                1,120,261   37.09   41,550,472   41,896,376
Fidelity VIP Money Market Initial Class                             72,557    1.00       72,557       72,557
Janus Aspen Series Worldwide Institutional Class                   227,060   30.13    6,841,315    7,741,160
LVIP Baron Growth Opportunities Service Class                      379,495   30.27   11,487,319    9,293,568
LVIP Cohen & Steers Global Real Estate Standard Class               14,739    7.46      109,981       94,586
LVIP Delaware Bond Standard Class                                  231,297   13.70    3,167,610    2,954,509
LVIP Delaware Foundation Aggressive Allocation Standard Class          162   12.38        2,006        1,913
LVIP Delaware Foundation Conservative Allocation Standard Class     31,142   14.07      438,046      459,299
LVIP Delaware Foundation Moderate Allocation Standard Class             94   13.65        1,281        1,141
LVIP Delaware Growth and Income Standard Class                      89,152   28.96    2,582,007    2,623,144
LVIP Delaware Social Awareness Standard Class                      126,232   30.57    3,859,289    3,870,261
LVIP Global Income Standard Class                                    6,666   11.57       77,156       75,965
LVIP Janus Capital Appreciation Standard Class                      59,298   21.50    1,275,085    1,070,026
LVIP Mondrian International Value Standard Class                   194,420   15.45    3,003,208    3,732,263
LVIP SSgA Bond Index Standard Class                                 15,396   10.98      168,969      165,421
LVIP SSgA Emerging Markets 100 Standard Class                       46,143   13.96      644,294      553,573
LVIP SSgA Global Tactical Allocation Standard Class                 91,114   10.31      939,657    1,003,449
LVIP SSgA International Index Standard Class                         3,309    7.93       26,248       25,483
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        684,982   14.43    9,884,285    8,795,889
LVIP Wilshire 2010 Profile Standard Class                           11,947   10.56      126,121      112,352
LVIP Wilshire 2020 Profile Standard Class                           52,568   10.22      537,245      486,459
LVIP Wilshire 2030 Profile Standard Class                           37,965   10.16      385,573      330,417
LVIP Wilshire 2040 Profile Standard Class                           31,324    9.70      303,971      264,171
LVIP Wilshire Conservative Profile Standard Class                   52,075   12.03      626,669      590,315
LVIP Wilshire Moderate Profile Standard Class                      149,495   11.93    1,782,873    1,683,243
LVIP Wilshire Moderately Aggressive Profile Standard Class         263,419   11.42    3,008,776    3,007,819
NB AMT Mid-Cap Growth I Class                                      180,601   27.42    4,952,073    4,238,151
NB AMT Partners I Class                                            394,072   11.27    4,441,192    5,168,760
T. Rowe Price International Stock Class I                          536,946   13.88    7,452,811    6,707,568

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                       NET
                                                                  UNITS    UNITS     INCREASE
SUBACCOUNT                                                        ISSUED  REDEEMED  (DECREASE)
----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                            126,326  (204,650)   (78,324)
ABVPSF Growth Class B                                             22,940    (9,997)    12,943
ABVPSF Growth and Income Class B                                  21,061    (8,132)    12,929
American Century VP Balanced Class I                              22,537   (27,811)    (5,274)
American Century VP Inflation Protection Class I                   9,150    (1,603)     7,547
American Funds Global Growth Class 2                              30,695   (35,838)    (5,143)
American Funds Growth Class 2                                    242,311  (200,628)    41,683
American Funds Growth-Income Class 2                              85,258   (54,341)    30,917
American Funds International Class 2                              96,010  (102,215)    (6,205)
BlackRock Global Allocation V.I. Class I                          12,241    (4,083)     8,158
Delaware VIP Diversified Income Standard Class                    45,077   (35,955)     9,122
Delaware VIP High Yield Standard Class                            40,214   (28,457)    11,757
Delaware VIP REIT Service Class                                   78,833   (53,341)    25,492
Delaware VIP Small Cap Value Service Class                        77,377   (39,909)    37,468
Delaware VIP Smid Cap Growth Service Class                       159,729    (7,283)   152,446
Delaware VIP Trend Service Class                                  28,085  (147,001)  (118,916)
Dreyfus Opportunistic Small Cap Initial Class                     38,194   (53,886)   (15,692)
Dreyfus Stock Index Initial Class                                 48,140   (86,308)   (38,168)
DWS VIP Alternative Asset Allocation Plus Class A                  4,882       (66)     4,816
DWS VIP Equity 500 Index Class A                                  32,047   (14,171)    17,876
DWS VIP Small Cap Index Class A                                   18,940   (11,989)     6,951
Fidelity VIP Asset Manager Initial Class                          45,177   (50,084)    (4,907)
Fidelity VIP Contrafund Service Class 2                          141,074   (90,437)    50,637
Fidelity VIP Equity-Income Initial Class                          74,786   (98,963)   (24,177)
Fidelity VIP Growth Initial Class                                 82,193  (115,514)   (33,321)
Fidelity VIP Money Market Initial Class                            8,191    (5,246)     2,945
Janus Aspen Series Worldwide Institutional Class                  34,707   (53,273)   (18,566)
LVIP Baron Growth Opportunities Service Class                     52,313   (55,401)    (3,088)
LVIP Cohen & Steers Global Real Estate Standard Class             20,885   (13,648)     7,237
LVIP Delaware Bond Standard Class                                 60,125   (50,420)     9,705
LVIP Delaware Foundation Aggressive Allocation Standard Class        316      (275)        41
LVIP Delaware Foundation Conservative Allocation Standard Class   10,838    (8,848)     1,990
LVIP Delaware Foundation Moderate Allocation Standard Class           45        --         45
LVIP Delaware Growth and Income Standard Class                    44,018   (28,415)    15,603
LVIP Delaware Social Awareness Standard Class                     18,184   (19,719)    (1,535)
LVIP Global Income Standard Class                                  4,486    (2,287)     2,199
LVIP Janus Capital Appreciation Standard Class                    23,144   (21,483)     1,661
LVIP Mondrian International Value Standard Class                  37,892   (46,180)    (8,288)
LVIP SSgA Bond Index Standard Class                                4,407    (4,926)      (519)
LVIP SSgA Emerging Markets 100 Standard Class                     35,147   (10,441)    24,706
LVIP SSgA Global Tactical Allocation Standard Class               21,328   (31,431)   (10,103)
LVIP SSgA International Index Standard Class                       2,386    (1,214)     1,172
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       46,698   (51,969)    (5,271)
LVIP Wilshire 2010 Profile Standard Class                          1,256      (148)     1,108
LVIP Wilshire 2020 Profile Standard Class                         31,608   (14,516)    17,092
LVIP Wilshire 2030 Profile Standard Class                         21,823    (9,071)    12,752
LVIP Wilshire 2040 Profile Standard Class                         21,991    (4,961)    17,030
LVIP Wilshire Conservative Profile Standard Class                 24,274    (5,061)    19,213
LVIP Wilshire Moderate Profile Standard Class                     37,898   (34,240)     3,658
LVIP Wilshire Moderately Aggressive Profile Standard Class        36,386   (28,269)     8,117
NB AMT Mid-Cap Growth I Class                                    117,592   (67,644)    49,948
NB AMT Partners I Class                                           48,246   (64,993)   (16,747)
T. Rowe Price International Stock Class I                         51,732   (46,218)     5,514

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                                       NET
                                                                  UNITS    UNITS     INCREASE
SUBACCOUNT                                                        ISSUED  REDEEMED  (DECREASE)
----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                            194,091  (171,055)   23,036
ABVPSF Growth Class B                                             21,082   (20,047)    1,035
ABVPSF Growth and Income Class B                                  22,233   (27,768)   (5,535)
American Century VP Balanced Class I                              29,949   (52,898)  (22,949)
American Century VP Inflation Protection Class I                   3,256       (95)    3,161
American Funds Global Growth Class 2                              52,390   (46,380)    6,010
American Funds Growth Class 2                                    337,911  (357,744)  (19,833)
American Funds Growth-Income Class 2                             114,610   (71,566)   43,044
American Funds International Class 2                             104,868  (130,615)  (25,747)
BlackRock Global Allocation V.I. Class I                           2,722       (90)    2,632
Delaware VIP Diversified Income Standard Class                    44,257   (25,362)   18,895
Delaware VIP High Yield Standard Class                            62,558   (25,718)   36,840
Delaware VIP REIT Service Class                                   59,281   (59,297)      (16)
Delaware VIP Small Cap Value Service Class                        45,974   (41,026)    4,948
Delaware VIP Trend Service Class                                  22,889   (29,463)   (6,574)
Dreyfus Opportunistic Small Cap Initial Class                     45,624   (93,880)  (48,256)
Dreyfus Stock Index Initial Class                                 57,060  (117,931)  (60,871)
DWS VIP Alternative Asset Allocation Plus Class A                  1,721       (91)    1,630
DWS VIP Equity 500 Index Class A                                  47,796   (34,883)   12,913
DWS VIP Small Cap Index Class A                                   23,522   (20,589)    2,933
Fidelity VIP Asset Manager Initial Class                          42,306  (118,943)  (76,637)
Fidelity VIP Contrafund Service Class 2                          146,608  (125,132)   21,476
Fidelity VIP Equity-Income Initial Class                          94,119  (141,539)  (47,420)
Fidelity VIP Growth Initial Class                                 69,753  (139,953)  (70,200)
Fidelity VIP Money Market Initial Class                            8,717    (9,103)     (386)
Janus Aspen Series Worldwide Institutional Class                  43,915   (56,195)  (12,280)
LVIP Baron Growth Opportunities Service Class                     53,163   (48,200)    4,963
LVIP Cohen & Steers Global Real Estate Standard Class             14,913   (12,160)    2,753
LVIP Delaware Bond Standard Class                                 59,703   (63,515)   (3,812)
LVIP Delaware Foundation Aggressive Allocation Standard Class        196       (87)      109
LVIP Delaware Foundation Conservative Allocation Standard Class    6,916    (8,854)   (1,938)
LVIP Delaware Foundation Moderate Allocation Standard Class          258      (204)       54
LVIP Delaware Growth and Income Standard Class                    40,660   (61,481)  (20,821)
LVIP Delaware Social Awareness Standard Class                     21,932   (31,492)   (9,560)
LVIP Global Income Standard Class                                  4,451       (91)    4,360
LVIP Janus Capital Appreciation Standard Class                    43,975   (37,592)    6,383
LVIP Mondrian International Value Standard Class                  31,406   (36,640)   (5,234)
LVIP SSgA Bond Index Standard Class                               16,125       (97)   16,028
LVIP SSgA Emerging Markets 100 Standard Class                     17,123    (5,458)   11,665
LVIP SSgA International Index Standard Class                         956       (84)      872
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       61,167   (78,137)  (16,970)
LVIP Wilshire 2010 Profile Standard Class                          2,156      (686)    1,470
LVIP Wilshire 2020 Profile Standard Class                         20,419    (1,218)   19,201
LVIP Wilshire 2030 Profile Standard Class                         17,225    (3,875)   13,350
LVIP Wilshire 2040 Profile Standard Class                          9,372    (1,958)    7,414
LVIP SSgA Global Tactical Allocation Standard Class               30,858   (11,986)   18,872
LVIP Wilshire Conservative Profile Standard Class                 13,214    (6,875)    6,339
LVIP Wilshire Moderate Profile Standard Class                     48,586   (15,109)   33,477
LVIP Wilshire Moderately Aggressive Profile Standard Class        40,236   (19,731)   20,505
NB AMT Mid-Cap Growth I Class                                    122,441   (89,171)   33,270
NB AMT Partners I Class                                           55,188   (74,900)  (19,712)
T. Rowe Price International Stock Class I                         42,981   (62,593)  (19,612)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011

               Lincoln Life & Annuity Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2010

     Statement of Operations - Year ended December 31, 2010

     Statements of Changes in Net Assets - Years ended December 31, 2010 and
     2009

     Notes to Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2010 and 2009

     Statements of Income - Years ended December 31, 2010, 2009, and 2008

     Statements of Shareholder's Equity - Years ended December 31, 2010, 2009, and 2008

     Statements of Cash Flows - Years ended December 31, 2010, 2009, and 2008

     Notes to Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.

(2) Not Applicable.

(3) (a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

(4) (a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14,
   2000.

   (d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.

   (e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.

   (f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.

   (i) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.

(5) (a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14,
2000.

   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment
No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Not Applicable.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

       (i) American Century incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1,
       2011.

       (ii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed September 30, 1996. (Fund Participation Agreement)

       (b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed April 16, 2003. (Amendment)

       (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

       (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333)
       filed on April 1, 2010.

       (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

       (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

       (b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 10805) filed on April 16, 2003. (Amendment)

       (c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008.

       (viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

       (ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

       (x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

       (xi) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

       (xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

       (xiii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 11
(File No. 333-145531) filed on August 26, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Charles C. Cornelio****             Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag***                Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford***            Executive Vice President and Director
C. Phillip Elam, II****             Senior Vice President and Chief Investment Officer
Dennis R. Glass***                  President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen****                   Senior Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Second Vice President, General Counsel and Secretary
Rise' C.M. Taylor**                 Vice President and Treasurer

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

  *** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

**** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2011 there were 22,548 participants in group contracts under Account L.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas P. O'Neill*         Vice President and Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 6th day of April, 2011.

      Lincoln Life & Annuity Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/John D. Weber
            John D. Weber---------------------------
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
             (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 6, 2011.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
                                 (Principal Financial Officer)
*                                Executive Vice President and Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By:/s/John D. Weber             Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber